As filed with the Securities and Exchange Commission on October 7, 2002

1933 Act Registration No. 333-
                              ------

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective [ ] Post-Effective
                           Amendment No. Amendment No.

                             MARKMAN MULTIFUND TRUST
                        (Markman Total Return Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (952) 920-4848

                            6600 France Avenue South
                                    Suite 565
                             Edina, Minnesota 55435
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                Robert J. Markman
                             Markman MultiFund Trust
                            6600 France Avenue South
                                    Suite 435
                             Edina, Minnesota 55435
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                         Sullivan & Worcester LLP 1666 K
                                  Street, N.W.
                             Washington, D.C. 20006

         The Registrant has registered an indefinite amount of securities of its Markman Total Return Portfolio under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2002 will be filed with the Commission on or about February 15, 2003.

         It is proposed that this filing will become effective on November 12, 2002 pursuant to Rule 488 of the Securities Act of 1933.

Dear Shareholder


         The Prospectus/Proxy Statement that accompanies this letter describes a proposed reorganization of the three Markman Multifund Portfolios. What is proposed is that the Conservative Allocation Portfolio, the Moderate Allocation Portfolio, and the Aggressive Allocation Portfolio be merged into a new Total Return Portfolio. You are being asked to vote on these proposals. The Board of Trustees of the Markman Multifund Trust has approved the proposal for each Portfolio and recommends that you vote FOR the proposal.
         The Prospectus/Proxy Statement contains details about the Total Return Portfolio's investment objective, policies, management and costs that are important for you to know. So I urge you to take the time to review it carefully. I would like, in addition, to answer some initial basic questions about the proposed reorganization.

Why are you doing this?

     The reorganization addresses three items that we feel are important to shareholders.
     First, the investment policies of the new Portfolio are different from the current ones. Currently we are restricted to investments in open-end mutual funds. The new Portfolio will allow us to continue to invest in open end funds while also allowing us to invest in Exchange Traded Funds (ETFs), closed-end funds, and individual stocks and bonds. We feel this increased flexibility will increase our potential to meet the investment goals of shareholders.
         Second, use of investment vehicles such as ETFs and individual stocks and bonds allow us to significantly reduce the total expenses borne by you, the shareholder. They also allow us to maintain more control of potential capital gain tax consequences than is possible in a portfolio of only open-end funds.
         Third, it is the conclusion of Management that the three-portfolio structure in which shareholders, making their own decisions, may move dollars from portfolio to portfolio as they see fit, has proven to be an ineffective structure. Extensive conversations over the years with shareholders have convinced us that most shareholders desire a basic diversified approach in which we, as managers, have the flexibility to get either more conservative or more aggressive as conditions indicate.

What will happen to my existing shares?

         Your current shares will be exchanged for shares in the new Total Return Portfolio. Though the price of the new shares may be different from the price of your current shares, you will receive the proper amount of new shares so that the value of your investment will remain exactly the same.




Will I have to pay taxes on this exchange?

         No.  The transaction will be a non-taxable event for shareholders.

What really are my choices?

         You could vote for the proposal, as management and the Board of Trustees recommend. You could vote against the proposal and hope nothing changes in the Portfolios. Or you could sell your fund shares now and leave the fund.


         Shares will be voted at a Special Meeting of Shareholders to be held on December 13, 2002, at the offices of Markman MultiFund Trust's administrator, Integrated Fund Services, 221 East 4th Street, Suite 300, Cincinnati, Ohio. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope.
     If you have any questions about the proxy card please call the Trust at 1-800-707-2771. If we do not receive you completed proxy within several weeks, you may be contacted by D.F. King & Co., Inc., our proxy solicitor, who will remind you to vote.
         Thank you for considering this carefully.


         Sincerely,



         Bob

                             MARKMAN MULTIFUND TRUST
                            6600 France Avenue South
                             Edina, Minnesota 55435

                    Markman Conservative Allocation Portfolio
                      Markman Moderate Allocation Portfolio
                     Markman Aggressive Allocation Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on December 13, 2002

To the Shareholders of Markman MultiFund Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Markman Conservative Allocation Portfolio, Markman Moderate Allocation Portfolio and Markman Aggressive Allocation Portfolio of Markman MultiFund Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Integrated Fund Services, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on December 13, 2002 at 10:00 a.m. Central Time and any adjournments thereof (the "Special Meeting") for the following purposes:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Markman Conservative Allocation Portfolio ("Conservative Allocation") by Markman Total Return Portfolio ("Total Return"), a series of the Trust, in exchange for shares of Total Return and the assumption by Total Return of the liabilities of Conservative Allocation. The Plan also provides for distribution of these shares of Total Return to shareholders of
     Conservative Allocation in liquidation and subsequent termination of Conservative Allocation. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Conservative Allocation.

2. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Markman Moderate Allocation Portfolio ("Moderate Allocation") by Total Return, in exchange for shares of Total Return and the assumption by Total Return of the liabilities of Moderate Allocation. The Plan also provides for distribution of these shares of Total Return to shareholders of Moderate Allocation in liquidation and subsequent termination of Moderate Allocation. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Moderate Allocation.

3. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Markman Aggressive Allocation Portfolio ("Aggressive Allocation") by Total Return, in exchange for shares of Total Return and the assumption by Total Return of the liabilities of Aggressive Allocation. The Plan also provides for distribution of these shares of Total Return to shareholders of Aggressive Allocation in liquidation and subsequent termination of Aggressive Allocation. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Aggressive Allocation.

         The Board of Trustees has fixed the close of business on October 1, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                         By order of the Board of Trustees

                                         Judith E. Fansler
                                         Secretary


November 12, 2002

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY OR VOTING BY TELEPHONE ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
         Registration                                      Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . John Doe,
                                                                Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . .. . .. . Jane B. Doe,
                                                                Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . .. . .. .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . John B. Smith

         (2)      Estate of John B. Smith . . . . . . . .. .John B. Smith, Jr.,
                                                                Executor




                               VOTING BY TELEPHONE

(1)  Read the Prospectus/Proxy Statement and have your proxy card at hand.

(2)  Call the toll-free number indicated on your proxy card.

(3)  Enter the control number found on your proxy card.

(4)  Follow the simple recorded instructions.

         Do not mail the proxy card if you are voting by telephone. If you have any questions about the proxy card, please call the Trust at 1-800-707-2771.

                            ACQUISITION OF ASSETS OF

                   MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO,
                      MARKMAN MODERATE ALLOCATION PORTFOLIO
                                       and
                     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO
                                each a series of
                             Markman MultiFund Trust
                            6600 France Avenue South
                                    Suite 565
                             Edina, Minnesota 55435
                                 (800) 707-2771

                        BY AND IN EXCHANGE FOR SHARES OF

                         MARKMAN TOTAL RETURN PORTFOLIO
                                   a series of
                             Markman MultiFund Trust

                           PROSPECTUS/PROXY STATEMENT

                                              DATED NOVEMBER 12, 2002


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreements and Plans of Reorganization (each a "Plan" and collectively the "Plans") which will be submitted to shareholders of each of Markman Conservative Allocation Portfolio, Markman Moderate Allocation Portfolio and Markman Aggressive Allocation Portfolio (each an "Allocation Portfolio", and collectively the "Allocation Portfolios") for consideration at a Special Meeting of Shareholders of Markman MultiFund Trust (the "Trust") to be held on December 13, 2002 at 10:00 a.m. Central Time at the offices of Integrated Fund Services, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Trustees of the Trust has approved the proposed reorganizations of the Portfolios, which are series of the Trust, into Markman Total Return Portfolio, a series of the Trust. The Allocation Portfolios and Markman Total Return Portfolio are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios." The Portfolios involved in the proposed reorganizations are referred to in this Prospectus/Proxy Statement as follows:



               Markman Conservative Allocation           Markman Total Return
               ("Conservative Allocation")               ("Total Return")
               Markman Moderate Allocation
                ("Moderate Allocation")
               Markman Aggressive Allocation
                ("Aggressive Allocation")
         In the reorganizations, all of the assets of each Allocation Portfolio will be acquired by Total Return in exchange for shares of Total Return and the assumption by Total Return of the liabilities of the respective Allocation Portfolio (each a "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, shares of Total Return will be distributed to shareholders in liquidation of each Allocation Portfolio, and each Allocation Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Total Return which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Allocation Portfolio in which you are currently a shareholder.

         Each Allocation Portfolio is a separate diversified series of the Trust, a Massachusetts business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Total Return is a new series organized specifically to receive the assets and carry on the business of each Allocation Portfolio. Because Total Return was recently organized, it has conducted no operations to date. The investment objectives of each Allocation Portfolio are similar to that of Total Return, and are as follows:


------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Conservative Allocation                                 Seeks to provide current income and low to moderate growth of capital
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Moderate                                                Allocation  Seeks growth
                                                        of    capital    and   a
                                                        reasonable    level   of
                                                        current income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Aggressive  Allocation  Seeks  capital  appreciation  without  regard to current income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Total Return Seeks maximum total return with reduced risk.
------------------------------------------------------- -------------------------------------------------------------


The investment strategies for each Allocation Portfolio are significantly different from those of Total Return. The Allocation Portfolios generally invest substantially all of their assets in shares of mutual funds in order to achieve their respective investment objectives. Total Return will invest not more than 50% of its total assets in mutual funds. The balance of its investments will consist of individual securities and shares of closed-end and exchange traded investment companies. See "How do the Portfolios' investment objectives, principal investment strategies and risks compare?"

         This Prospectus/Proxy Statement explains concisely the information about Total Return that you should know before voting on a Reorganization.
Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


---------------------------------------------------------------------   --------------------------------------------------
Information about the Allocation Portfolios:                            How to Obtain this Information:
-------------------------------------------                             -------------------------------
---------------------------------------------------------------------   --------------------------------------------------
---------------------------------------------------------------------   --------------------------------------------------
Prospectus  of the Trust  relating  to the  Allocation  Portfolios,     Copies  are available upon request and without
dated May 1, 2002                                                       charge if you:

Statement of Additional  Information of the Trust relating to the       o Write to the Trust at the address  listed on
Allocation  Portfolios,  dated May 1, 2002,  as revised July 1, 2002      the cover page of this Prospectus/Proxy
                                                                           Statement; or
Annual Report of the Trust relating to the Allocation Portfolios,
for the year ended December 31, 2001                                    o    Call (800) 707-2771 toll-free.

Semi-Annual Report of the Trust relating to the Allocation  Portfolios, for the six-month period ended June 30, 2002
---------------------------------------------------------------------   --------------------------------------------------
---------------------------------------------------------------------   --------------------------------------------------
Information about Total Return Portfolio:                               How to Obtain this Information:
-----------------------------------------                               -------------------------------
---------------------------------------------------------------------   --------------------------------------------------
---------------------------------------------------------------------   --------------------------------------------------
Prospectus  of the Trust  relating  to Total  Return,  dated  November  A copy is available   upon  request  and  without
12,  2002,   which   accompanies   this Prospectus/Proxy Statement      charge if you

Statement of Additional  Information  of the Trust  relating to Total   o Write to the Trust at the address  listed on
Return,  dated  November  12, 2002                                        the cover page of this Prospectus/Proxy
                                                                          Statement; or

                                                                        o Call (800) 707-2771 toll-free.
---------------------------------------------------------------------   --------------------------------------------------
---------------------------------------------------------------------   --------------------------------------------------
Information about the Reorganizations:                                    How to Obtain this Information:
-------------------------------------                                   -------------------------------
---------------------------------------------------------------------   --------------------------------------------------
Statement of Additional  Information  dated  November 12, 2002,  which    A copy is available upon request and without
relates to this  Prospectus/Proxy  Statement and the Reorganizations      charge if you:

                                                                        o Write to the Trust at the address listed on
                                                                           the cover page of this Prospectus/Proxy
                                                                           Statement; or

                                                                        o Call (800) 707-2771 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to each Allocation Portfolio contained in the Prospectus of the Trust dated May 1, 2002 (SEC File No. 811-8820) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Total Return contained in the Prospectus of the Trust dated November 12, 2002 (SEC File No. 811-8820) also is incorporated by reference in this document. As indicated in the chart above, you will receive a copy of the Prospectus relating to Total Return with this Prospectus/Proxy Statement. The Statement of Additional Information dated November 12, 2002 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of the Trust relating to the Allocation Portfolios for the year ended December 31, 2001 and financial statements of the Trust relating to the Allocation Portfolios for the six months ended June 30, 2002, is incorporated by reference in its entirety in this document. Total Return has not yet commenced operations; therefore, financial statements for the Portfolio have not been issued.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.
--------------------------------------------------------------------------------

         An investment in Total Return:

                  is not a deposit of, or guaranteed by, any bank is not insured by the FDIC, the Federal Reserve Board or any other government agency is not endorsed by any bank or government agency involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS


SUMMARY.......................................................................6
         Why are the Reorganizations being proposed?..........................6
         What are the key features of the Reorganizations?....................6
         After the Reorganizations, what shares of Total Return will I own?...7
         How will a Reorganization affect me?.................................7
         How do the Trustees recommend that I vote?...........................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?................................. ......8
         How do other important features of the Portfolios compare?..........12
         How do the Portfolios' fees and expenses compare?...................12
         How do the Portfolios' performance records compare?.................15
         Will I be able to purchase, exchange and redeem shares and receive distributions the same way?.........................................17
         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganizations?..........................................18
         What will the management and advisory fees be after the
         Reorganizations?....................................................18
         What will be the primary federal tax consequences of the
         Reorganizations?....................................................19
RISKS........................................................................19
         Are the risk factors for the Portfolios similar?....................19
         What are the primary risks of investing in each Portfolio?..........19
         Are there any other risks of investing in each Portfolio?...........22
INFORMATION ABOUT THE REORGANIZATIONS........................................22
         Reasons for the Reorganizations.....................................22
         Agreements and Plans of Reorganization..............................24
         Federal Income Tax Consequences.....................................26
         Pro-forma Capitalization............................................27
         Distribution of Shares..............................................28
         Purchase and Redemption Procedures..................................28
         Exchange Privileges.................................................28
         Dividend Policy.....................................................29
INFORMATION ON SHAREHOLDERS' RIGHTS..........................................29
         Form of Organization................................................29
         Capitalization......................................................29
         Shareholder Liability...............................................30
         Shareholder Meetings and Voting Rights..............................30
         Liquidation.........................................................30
         Liability and Indemnification of Trustees...........................31
VOTING INFORMATION CONCERNING THE MEETING....................................31
         Shareholder Information.............................................33
         Control Persons and Principal Holders of Securities.................34
FINANCIAL STATEMENTS AND EXPERTS.............................................34
LEGAL MATTERS................................................................35
ADDITIONAL INFORMATION.......................................................35
OTHER BUSINESS...............................................................35
EXHIBIT A         Form of Agreement and Plan of Reorganization..............A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement and the exhibit.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and a form of the Agreements and Plans of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why are the Reorganizations being proposed?

         The effect of the Reorganizations will be to reorganize the three Allocation Portfolios into newly created Total Return, a series of the Trust. Markman Capital Management, Inc., the investment adviser of the Trust (the "Adviser"), has determined that the bulk of the Trust's shareholders would rather not decide how to divide their assets among conservative, moderate, and aggressive portfolios but would prefer to have the Adviser determine how their assets should be allocated based on market conditions. Therefore, it will be more efficient to consolidate the three Allocation Portfolios into one portfolio. Further, in order to reduce the total cost of investing for the shareholders, the Adviser believes that it is in the shareholders' interest to use securities such as individual securities, exchange-traded funds, and closed-end funds, in addition to open-end mutual funds. In addition, the Allocation Portfolios are not expected to reach a level of assets necessary to achieve operational efficiencies. Although the Adviser currently subsidizes the expenses of each Allocation Portfolio, the Adviser does not anticipate that it will continue to subsidize the Portfolios in the future. The Reorganizations of the three similar Allocation Portfolios into Total Return may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because Total Return will contain a larger pool of assets. Therefore, the Trustees believe that the respective Reorganization is in the best interest of each Allocation Portfolio's shareholders.

What are the key features of the Reorganizations?

         Each Plan sets forth the key features of the Reorganization to which it relates. A description of the Reorganization is set out in each Plan, a form of which is attached as Exhibit A. Each Plan generally provides for the following:

o the transfer of all of the assets of the Allocation Portfolio to Total Return in exchange for shares of Total Return;

o the assumption by Total Return of all of the liabilities of the Allocation Portfolio;

o the liquidation of the Allocation Portfolio by distribution of shares of Total Return to the Allocation Portfolio's shareholders; and

o the structuring of each Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganizations are expected to be completed on or about December 16, 2002.

After the Reorganizations,  what shares of Total Return will I own?

         If you own shares of Conservative Allocation, Moderate Allocation or Aggressive Allocation, you will own shares of Total Return.

         The new shares you receive will have the same total value as your shares of Conservative Allocation, Moderate Allocation and Aggressive
Allocation, respectively, as of the close of business on the day immediately prior to the Reorganizations.

                  How will a Reorganization affect me?

         It is anticipated that the Reorganizations will benefit you as follows:

o OPERATING EFFICIENCIES: Upon the reorganization of the Allocation Portfolios into Total Return, operating efficiencies may be achieved by Total Return because it will have a greater level of assets. As of June 30, 2002, total assets of Conservative Allocation, Moderate Allocation and Aggressive Allocation were approximately $13.7 million, $24.4 million and $44.5 million, respectively. In addition, expansion of the Adviser's investment flexibility to include exchange traded funds, closed-end funds and individual securities may significantly improve the potential in meeting shareholders' objectives.

o COST REDUCTIONS: Reducing the use of open-end mutual funds to not more than 50% of Total Return's portfolio and more probably less than 20% of the portfolio should significantly reduce the overall costs to the shareholders. At June 30, 2002, the management fees of the Allocation Portfolios' underlying funds totaled approximately 1.14% above and beyond the Allocation Portfolios' 0.95% total annual operating expenses. The investment adviser estimates the management fees of the underlying funds in the Total
                  Return's portfolio will be approximately 0.28% of the Portfolio's total assets. Based on Total Return's estimated expenses including management fees of the underlying funds which are indirectly borne by Total Return for 2003 of 1.60%, a savings of 0.49% should be achieved.

         After the Reorganizations, the value of your shares will depend on the performance of Total Return rather than that of your Allocation Portfolio.
Because the Trustees believe that the Reorganizations will be in all of the shareholders' best interests, the Trustees determined that the costs of the Reorganizations should be borne by existing shareholders. Such costs, including costs of the Meeting, legal, accounting and printing costs as well as proxy solicitation costs, should approximate $99,000. Such costs will be paid by Total Return out of the assets acquired from each Allocation Portfolio.

         Like the Allocation Portfolios, Total Return will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional shares of Total Return or distributed in cash, if you have so elected.

         How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the respective Reorganization would be in the best interest of the shareholders of Conservative Allocation, Moderate Allocation and Aggressive Allocation, as applicable, and that their interests will not be diluted as a result of such Reorganization. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of Conservative Allocation, Moderate Allocation and Aggressive Allocation.

 THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR ALLOCATION PORTFOLIO.

The  Trustees  of the  Trust  have  also  approved  the Plans on behalf of Total
Return.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         Total Return is a new portfolio organized specifically to receive all the assets and carry on the business of the Allocation Portfolios. The investment objectives of each of the Allocation Portfolios are similar to that of Total Return. As described below, the investment strategies of the Allocation Portfolios and Total Return are substantially different. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

         The  following   tables   summarize  a  comparison  of  the  Allocation
Portfolios and Total Return with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.

   ------------------ ----------------------------------------------------------
                      Conservative Allocation
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Investment         Seeks to provide  current  income and low to  moderate
                      growth of capital.
   Objective
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Principal          Seeks to achieve its investment objective by investing
   Strategies         substantially all of Investment its assets in a portfolio
                      of other open-end mutual funds.

                      Normally invests 30% to 60% of its total assets in funds that invest in common stocks. Bond funds and money market funds may comprise up to 70% of the Portfolio's investments.

                      Portfolio tends to have concentrated positions in various funds and those funds may have concentrated positions among certain market sectors or styles of investing.
                      Portfolio may invest in a mix of one or more of the following types of funds: large cap, small cap, growth, value, international stock.

                      Bond funds typically have a shorter duration and/or higher investment grade rating than bond funds in the Moderate Allocation and Aggressive Allocation Portfolios.
   ------------------ ----------------------------------------------------------

   ------------------ ----------------------------------------------------------
                      Moderate Allocation
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Investment         Seeks growth of capital and a reasonable level of current
   Objective          income.

   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Principal          Seeks to achieve its investment objective by investing
   Strategies         substantially all of Investment its assets in a portfolio
                      of other open-end mutual funds.

                      Normally invests 50% to 75% of its total assets in funds that invest in common stocks. Bond funds and money market funds may comprise up to 50% of the Portfolio's investments.

                      Portfolio tends to have concentrated positions in various funds and those funds may have concentrated positions among certain market sectors or styles of investing. Portfolios may invest in a mix of one or more of the following types of funds: large cap, small cap, growth, value, international stock.

                      Portfolio will invest in a broad mix of bond funds, with varying maturities and credit quality.
   ------------------ ----------------------------------------------------------

   ------------------ ----------------------------------------------------------
                      Aggressive Allocation
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Investment         Seeks capital appreciation without regard to current
   Objective          income.

   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Principal          Seeks to achieve its investment objective by investing
   Investment         substantially all of its assets in a portfolio of other
   Strategies         open-end mutual funds.

                      Normally invests at least 90%, but not less than 65%, of its total assets in funds that invest in common stocks.

                      Portfolio tends to have concentrated positions in various funds and those funds may have concentrated positions among certain market sectors or styles of investing.
                      Portfolio may invest in a mix of one or more of the following types of funds: large cap, small cap, growth, value, international stock.
   ------------------ ----------------------------------------------------------

   ------------------ ----------------------------------------------------------
                      Total Return
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Investment         Seeks maximum total return with reduced risk.
   Objective
   ------------------ ----------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Principal Seeks total return consisting of capital appreciation, dividend and interest Investment income by investing in individual securities, open-end mutual funds, Strategies closed-end funds and exchange traded funds.

                      Seeks to minimize risk through careful allocation among asset classes (stocks, bonds and cash) and through global diversification.

                      At least 20% and normally not more than 60% of the Portfolio's total assets will be invested in fixed income securities, real estate investment trusts and money market securities. Normally, investments in fixed income securities will be made through funds that invest in foreign or domestic fixed income securities.

                      Fixed income securities will be rated investment grade or non-investment grade (not more than 25% of total assets).

                      At least 50% of the Portfolio's  total assets will consist
                      of  individual   securities.   Most  of  the   Portfolio's
                      investments in stocks will be in individual securities.

                      Stock selection process consists of identifying market leaders that are growing faster than their peers with consistent revenue and earnings growth and reasonable stock valuation relative to their earnings growth potential.

                      With respect to stock selection, at least three countries will normally be represented although, normally, most of the stock and fixed income investments will be in U.S. issuers. Investment in foreign securities will normally be made through funds that invest in such securities.
   ------------------ ----------------------------------------------------------

         The principal risks of investing in Total Return are generally similar to those of investing in the respective Allocation Portfolios. They include:

         For all Portfolios:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings; in addition, allocations by a Portfolio's investment adviser among stocks, bonds and cash may be erroneous, resulting in losses to the Portfolio

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which could cause them to experience greater price volatility and more significant declines in market downturns than securities of larger companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment

o Non-diversification risk - investments in an underlying fund which is non-diversified can be expected to have greater volatility than a diversified fund

o Investment in Investment Companies Risk - to the extent that a Portfolio invests in other funds, the Portfolio incurs greater expenses then if a shareholder invested directly in mutual funds


         For Total Return, Conservative Allocation, and Moderate Allocation:

o Interest rate risk- the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o High yield debt security risk - lower rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition the secondary market for such securities may not be as liquid as that for more highly rated debt securities


         For Total Return:

o Fund discount risk - an underlying closed-end or exchange traded fund may trade at prices significantly different than its net asset value

o Real estate investment trust risk - real estate investment trusts tend to be small to mid-size companies and their shares can be more volatile than larger company shares. Such trusts are also subject to all of the risks of real estate ownership, including the general condition of the economy, leverage, ability of tenants to pay rent and, in the case of mortgage real estate investment trusts, the ability of borrowers to repay debt extended by such trust



For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         Each Portfolio may invest some or all of its assets in money market instruments or money market funds or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with Moderate Allocation's and Aggressive Allocation's principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         The  Portfolios   have  other   investment   policies,   practices  and
restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

         It is contemplated that approximately 50% of the mutual fund investments of an Allocation Portfolio will be sold in order to comply with the policies and investment practices of Total Return in connection with a Reorganization. Utilization of the proceeds of such sales to buy individual securities will likely result in additional commissions being borne by Total Return's shareholders.

                  How do other important features of the Portfolios compare?

o Markman Capital Management, Inc. is the investment adviser to each Portfolio of the Trust. Robert J. Markman, President of the Trust, serves as the investment manager of each Portfolio.


                  How do the Portfolios' fees and expenses compare?

         Each Portfolio offers one class of shares. You will not pay any initial
or  deferred   sales  charge  or   redemption   fee  in   connection   with  the
Reorganizations.

         The following tables allow you to compare the various sales charges, fees and expenses that you may pay for buying, holding and redeeming shares of the Allocation Portfolios and shares of Total Return. The table entitled "Total Return Pro Forma" shows you what the sales charges, fees and expenses are estimated to be assuming the Reorganizations take place.

      Shareholder Transaction Expenses (fees paid directly from your investment)

                                                   Allocation Portfolios

---------------------------------------------------------------- ---------------
Sales Load Imposed on Purchases                                  None
---------------------------------------------------------------- ---------------
---------------------------------------------------------------- ---------------
Sales Load Imposed on Reinvested Dividends                       None
---------------------------------------------------------------- ---------------
---------------------------------------------------------------- ---------------
Deferred Sales Load                                              None
---------------------------------------------------------------- ---------------
---------------------------------------------------------------- ---------------
Redemption Fee                                                   None
---------------------------------------------------------------- ---------------


                                                   Total Return Pro Forma

--------------------------------------------------------------- ----------------
Sales Load Imposed on Purchases                                 None
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Sales Load Imposed on Reinvested Dividends                      None
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Deferred Sales Load                                             None
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Redemption Fee (as percentage of amount redeemed)1              1.00%
--------------------------------------------------------------- ----------------

         (1) Applies to shares redeemed within two years of purchase. The fee is withheld from proceeds and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fee will not apply to the shares of Total Return received in the Reorganizations. Such fee will apply to new purchases of Total Return's shares. A wire transfer fee is charged in the case of the redemptions made by wire. Such fee is subject to charge and is currently $8.00.

         The amounts for shares of the Allocation Portfolios set forth in the following tables and in the examples are based on the expenses for the Allocation Portfolios for the fiscal year ended December 31, 2001. The amounts for shares of Total Return set forth in the following table and in the examples are based on what the estimated expenses of Total Return would be for the fiscal year ended December 31, 2003, assuming the Reorganizations take place.

         The shares of the Allocation Portfolios and the shares of Total Return are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees other than, with respect to Total Return, a redemption fee of 1.00% if shares are redeemed within two years of purchase. With respect to shares of Total Return received in the Reorganizations, no redemption fee be applied.


         Fees and Expenses (as a percentage of average daily net assets)


       ------------------------------- ----------------- ------------------ ------------------ -----------------
                                       Conservative      Moderate           Aggressive         Total Return
                                       Allocation        Allocation         Allocation         Pro Forma

       ------------------------------- ----------------- ------------------ ------------------ -----------------
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       Management Fees                      0.95%*            0.95%*             0.95%*             0.75 %
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       12b-1 Fees**                          None              None               None               None
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       Other Expenses                        ***                ***                ***
       ------------------------------- ----------------- ------------------ ------------------ -----------------
           Non-Recurring                    0.00%              0.00%              0.00%             0.12%
           Reorganization Expenses
       ------------------------------- ----------------- ------------------ ------------------ -----------------
           Remainder of Other               0.00%              0.00%              0.00%             0.45%
           Expenses
       ------------------------------- ----------------- ------------------ ------------------ -----------------
           Total Other Expenses             0.00%              0.00%              0.00%             0.57%
       ------------------------------- ----------------- ------------------ ------------------ -----------------
       Total Annual Portfolio               0.95%              0.95%              0.95%             1.32%+
           Operating
           Expenses ++
       ------------------------------- ----------------- ------------------ ------------------ -----------------

* The advisory agreement with respect to the Allocation Portfolios provides that from the 0.95% management fee, all costs of the Portfolios (other than brokerage commissions, taxes, interest, fees and expenses of Disinterested Trustees or extraordinary expenses), such as transfer agency, pricing, custodial, auditing, legal services and general administrative operating expenses, will be paid.

** Although the Portfolios do not directly impose distribution (12b-1) fees, the underlying funds in which the Portfolios invest may impose 12b-1 or service fees.

*** Does not include the fees and expenses of the Disinterested Trustees. The Adviser is contractually obligated to reduce its management fee in the amount equal to each Allocation Portfolio's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 2001, amounted to 0.07%, 0.03% and 0.02% of the average daily net assets of Conservative Allocation, Moderate Allocation and Aggressive Allocation, respectively.

+ In the interest of limiting portfolio expenses through December 31, 2003, the Portfolio's investment adviser has contractually agreed to limit Total Annual Portfolio Operating Expenses for Total Return to 1.50%.

++ The investment adviser estimates that the cost of management fees of the underlying funds owned by each Allocation Portfolio are approximately 1.14% of each Portfolio's total assets. The estimated cost of management fees of the underlying funds owned by Total Return will be approximately 0.28% of total assets. If such costs were added to Total Annual Portfolio Operating Expenses of each Portfolio, Total Annual Portfolio Operating Expenses would be as follows:
Conservative Allocation - 2.09%; Moderate Allocation - 2.09%; Aggressive Allocation - 2.09%; Total Return - 1.60%.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Allocation Portfolios versus Total Return pro forma, assuming the Reorganizations take place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Portfolios' operating expenses remain the same, that you reinvest all of your dividends and that all expense caps remain in effect at the current expense ratio. The examples are for illustration only, and your actual costs may be higher or lower.


                  Examples of Portfolio Expenses


         ---------------------------- -------------------------- -------------------------
                                       Conservative Allocation
                                                                  Total Return Pro Forma
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 1 year                                       $97                      $134
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 3 years                                     $303                      $418
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 5 years                                     $525                      $723
         ---------------------------- -------------------------- -------------------------
         After 10 years                                  $1,166                    $1,590
         ---------------------------- -------------------------- -------------------------

         ---------------------------- -------------------------- -------------------------

                                         Moderate Allocation      Total Return Pro Forma
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 1 year                                       $97                      $134
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 3 years                                     $303                      $418
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 5 years                                     $525                      $723
         ---------------------------- -------------------------- -------------------------
         After 10 years                                  $1,166                    $1,590
         ---------------------------- -------------------------- -------------------------

         ---------------------------- -------------------------- -------------------------

                                        Aggressive Allocation     Total Return Pro Forma
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 1 year                                       $97                      $134
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 3 years                                     $303                      $418
         ---------------------------- -------------------------- -------------------------
         ---------------------------- -------------------------- -------------------------
         After 5 years                                     $525                      $723
         ---------------------------- -------------------------- -------------------------
         After 10 years                                  $1,166                    $1,590
         ---------------------------- -------------------------- -------------------------

         How do the Portfolios' performance records compare?

         The  following   charts  show  the  past  performance  of  Conservative
Allocation, Moderate Allocation and Aggressive Allocation, respectively. Past performance is not an indication of future results.

         Total Return has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record.

         Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the shares of each of the Allocation Portfolios in each full calendar year since the inception of the Portfolios on January 26, 1995.

         The charts should give you a general idea of the risks of investing in the Allocation Portfolios by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of portfolio expenses. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                             Conservative Allocation

-------------- ----------- ----------- ------------ ----------- -----------
    13.4%        14.3%       10.8%        25.0%       -16.8%      -12.5%




    1996          1997        1998        1999         2000        2001
-------------- ----------- ----------- ------------ ----------- -----------

                                    High Quarter: 4th - 1999  +17.26%
                                    Low Quarter:  1st - 2001  -15.28%

                               Moderate Allocation

------------ ---------- ---------- ---------- ------------ ------------
   11.1%       19.4%      18.3%      35.5%      -25.4%       -23.5%




   1996        1997       1998       2099        2000         2001
------------ ---------- ---------- ---------- ------------ ------------

                         High Quarter: 4th -2001 +26.39%
                        Low Quarter: 3rd - 2001 - 26.76%

                              Aggressive Allocation

-------------- ----------- ----------- ----------- ----------- -----------
    11.7%        19.0%       26.2%       49.9%       -27.3%      -34.3%




    1996          1997        1998        1999        2000        2001
-------------- ----------- ----------- ----------- ----------- -----------

                        High Quarter: 4th - 2001 + 41.90%
                        Low Quarter: 3rd - 2001 - 40.57%

         The next set of tables lists the average annual total return of the Allocation Portfolios over the past one year, five years and since inception (through 12/31/2001). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2001)


        -------------------------------------------------------------------------------------------------------------
                                                  Conservative Allocation
             -------------------------------------------- -------------------- ---------------- ---------------------

                                                                1 Year             5 Year         Since Inception
                                                                ------             ------         ---------------
        Return Before Taxes                                     -12.5%              2.9%                6.5%

        Return After Taxes on Distributions (1)                 -14.2%              0.7%                4.0%

        Return After Taxes on Distributions and Sale of          -7.7%              1.7%                4.4%
        Fund Shares (1)

        S&P 500 Index                                           -11.9%              10.7%              15.7%

        Lehman Intermediate Government Bond Index                7.6%               6.9%                7.3%
        ------------------------------------------------- -------------------- ---------------- ---------------------

        -------------------------------------------------------------------------------------------------------------
                                                    Moderate Allocation
             -------------------------------------------- ------------------------ ------------ ---------------------
                                                                  1 Year             5 Year       Since Inception
                                                                  ------             ------       ---------------
        Return Before Taxes                                       -23.5%              1.8%              6.1%

        Return After Taxes on Distributions (1)                   -24.3%              -0.3%             3.6%

        Return After Taxes on Distributions and Sale of           -14.5%              1.1%              4.4%
        Fund Shares (1)

        S&P 500 Index                                             -11.9%              10.7%            15.7%
        ------------------------------------------------- ------------------------ ------------ ---------------------

        -------------------------------------------------------------------------------------------------------------
                                                   Aggressive Allocation
             -------------------------------------------- ------------------------ ------------ ---------------------
                                                                  1 Year             5 Year       Since Inception
                                                                  ------             ------       ---------------
        Return Before Taxes                                       -34.3%              1.4%              6.8%

        Return After Taxes on Distributions (1)                   -34.3%              0.3%              5.0%

        Return After Taxes on Distributions and Sale of            -7.7%              1.0%              4.4%
        Fund Shares (1)

        S&P 500 Index                                             -11.9%              10.7%            15.7%
        ------------------------------------------------- ------------------------ ------------ ---------------------

         (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index that measures the stock performance of 500 large- and medium- sized publicly traded companies and is often used to indicate the performance of the overall stock market.

         The Lehman Intermediate Government Bond Index is generally considered to be representative of the performance of a portfolio of U.S. Government securities of intermediate maturities.

         For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

                  Will I be able to purchase, exchange and redeem shares and receive distributions the same way?

         A Reorganization will not affect your right to purchase and redeem shares, and to receive distributions. After the Reorganizations, you will be able to purchase additional shares of Total Return. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below. However, after the Reorganizations, the Trust will have only one Portfolio and, therefore, no exchanges will be possible.

                  Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganizations? What will the management and advisory fees be after the Reorganizations?

         Management of the Portfolios

         The overall management of the Portfolios is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Adviser

     Markman Capital Management, Inc. is the investment adviser to each of the Portfolios. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages each Portfolio's business and investment activities, subject to supervision by the Trust's Board of Trustees.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser provides investment supervisory services on a continuous basis to mutual funds, individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations).

         o The Adviser had assets under management of approximately $150 million as of October 31, 2002.

         o The Adviser is located at 6600 France Avenue South, Edina, Minnesota 55435.
         -----------------------------------------------------------------------

         Portfolio Management

         Robert J. Markman, President of the Adviser, serves as Portfolio Manager of Total Return and is responsible for day-to-day management of the Portfolio.

         Management Fees

         For its management and supervision of the daily business affairs of Total Return, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets.

         The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, the Trust and the Adviser have agreed to limit the expenses of Total Return until at least December 31, 2003.

                  What will be the primary federal tax consequences of the Reorganizations?

         Prior to or at the completion of each Reorganization, the Allocation Portfolio and Total Return will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be realized by the Allocation Portfolio or its shareholders for federal income tax purposes as a result of receiving shares of Total Return in connection with the Reorganization. The holding period and aggregate tax basis of shares of Total Return that are received by the shareholders of the Allocation Portfolio will be the same as the holding period and aggregate tax basis of shares of the Allocation Portfolio previously held by such shareholders, provided that such shares of the Allocation Portfolio are held as capital assets. In addition, the holding period and tax basis of the assets of the Allocation Portfolio in the hands of Total Return as a result of the Reorganization will be the same as in the hands of the Allocation Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by Total Return upon the receipt of the assets of the Allocation Portfolio in exchange for shares of Total Return and the assumption by Total Return of the Allocation Portfolio's liabilities.

                                      RISKS

     Are the risk factors for the Portfolios similar?

         Yes. The risk factors are similar due to the similarities of the investment objectives and policies among the Allocation Portfolios and Total Return. The risks of Total Return are described in greater detail in the Portfolio's Prospectus.

                  What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either an Allocation Portfolio or Total Return will be positive or that the Portfolios will meet their investment objectives. The following discussions highlight the primary risks associated with investment in each of the Portfolios.

                           Each of the Portfolios is subject to Market Risk.

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. In addition to the risks associated with the securities in which a Portfolio invests, a Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equal securities may adversely affect the Portfolio's value.

                           Each  of  the   Portfolios   is  subject  to  Foreign
Investment Risk.

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and Total Return may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                           Each  of  the   Portfolios   is   subject  to  Market
Capitalization Risk.

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

                           Each of the Portfolios is subject to Investment Style
Risk.

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

                           Each of the Portfolios, other than Aggressive
Allocation, is subject to Interest Rate Risk.

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

                           Each  of  the   Portfolios,   other  than  Aggressive
Allocation, is subject to Credit Risk.

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                           Moderate Allocation and Total Return are subject to
High Yield Debt Security Risk.

         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and mores sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

                  Are there any other risks of investing in each Portfolio?

         Total Return may be subject to the risk that the exchange traded or closed-end funds in which it invests may trade at prices significantly different than their net asset value. This may result in increased volatility in the net asset value of Total Return's shares. In addition, an underlying closed-end fund may be subject to liquidity risk (i.e., the potential that Total Return may be unable to dispose of the closed-end fund shares promptly or at a reasonable pace.

         Investments by each Portfolio in underlying funds that are non-diversified can be expected to be more volatile than investments in an underlying fund which is diversified. When a fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total value of a fund's portfolio than in a portfolio of a fund which invests in numerous issuers.

         Investments by Total Return in real estate investment trusts involve special risks. For example, securities of real estate companies that own retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms, and securities of real estate companies that own apartment buildings may be affected by changed in housing market conditions.

         Real estate companies tend to be small or medium sized companies compared to companies listed in the equity markets as a whole. Most real estate companies also use leverage to finance their businesses. This combination of smaller equity capitalization and leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect Total Return's financial performance, especially if it purchases or sells large amounts of an individual security within a short time.

         Real estate companies and their securities in which Total Return invests are susceptible to special risks not shared by the securities market generally. For example, real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past year; various environmental protection laws have made real estate owners and previous owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

                      INFORMATION ABOUT THE REORGANIZATIONS

     Reasons for the Reorganizations

         The purposes of the Reorganizations are to reorganize the Allocation Portfolios into Total Return, a separate series of the Trust. The reorganization of the three similar Allocation Portfolios into Total Return may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because Total Return will contain a larger pool of assets and its investment portfolio will consist of individual securities as well as shares of other investment companies.

         At a regular meeting held on August 13, 2002, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved each applicable Reorganization; they determined that the respective Reorganization was in the best interests of shareholders of Conservative Allocation, Moderate Allocation and Aggressive Allocation, as applicable, and that the interests of existing shareholders of each of the Allocation Portfolios will not be diluted as a result of the transactions contemplated by the respective Reorganization.

         Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trust, and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees considered the relative asset size of each Allocation Portfolio, including the benefits of each Portfolio being associated with a larger entity. The Trustees were informed that the relatively small asset sizes of the Allocation Portfolios, with no expectation of substantial growth in the near future, may significantly impair each Portfolio's ability to achieve maximum operating efficiency. Upon the reorganization of the Allocation Portfolios, operating efficiencies may be achieved by Total Return because it will have a greater level of assets. As of June 30, 2002, Conservative Allocation's, Moderate Allocation's and Aggressive Allocation's total assets were approximately $13.7 million, $24.4 million and $44.5 million, respectively. If the Reorganizations were completed, Total Return would have had total assets of approximately $82.8 million as of June 30, 2002.

         The Trustees also considered statements of the Adviser that shareholders would, in its view, prefer an investment adviser to make the asset allocations rather than choosing funds with designated allocated strategies. In addition, the Adviser informed the Trustees that the cost of investing could be reduced by investing not only in mutual funds, but in individual securities, closed-end funds and exchange traded funds.

         In addition, the Trustees considered, among other things:

o        the terms and conditions of each Reorganization;

o the fact that the Reorganizations would not result in the dilution of shareholders' interests;

o the expense ratios, fees and expenses of the Allocation Portfolios and the anticipated expense ratios, fees and expenses of Total Return;

o the fact that Total Return's Adviser has contractually agreed to limit the total annual operating expenses of the Portfolio through at least December 31, 2003;

o        the investment objective and policies of each Portfolio;

o        the investment personnel, expertise and resources of the Adviser;

o the fact that the Reorganizations will provide continuity of money management for shareholders because the investment adviser for Total Return is the investment adviser of the Allocation Portfolios;

o the fact that Total Return will bear the expenses incurred by the Allocation Portfolios and Total Return in connection with the Reorganizations;

o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the Trust's investment portfolios;

o the fact that Total Return will assume all of the liabilities of the respective Allocation Portfolio;

o the fact that each Reorganization will be expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of the Allocation Portfolios, including the ability to redeem their shares.

         During their consideration of the Reorganizations, the Trustees of the Trust discussed with their counsel the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed
Reorganizations, as applicable, would be in the best interests of each Allocation Portfolio and their respective shareholders. Consequently, they approved the Plans and directed that the respective Plans be submitted to shareholders of the Allocation Portfolios for approval.

         The Trustees of the Trust have also approved the Plans on behalf of Total Return.

                  Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         Each Plan provides that all of the assets of the respective Allocation Portfolio will be acquired by Total Return in exchange for shares of Total Return and the assumption by Total Return of all of the liabilities of the Allocation Portfolio on or about December 16, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Allocation Portfolio will endeavor to discharge all of its known liabilities and obligations.

         At or prior to the Closing Date, for tax reasons, each Allocation Portfolio other than Aggressive Allocation will each declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Total Return to be received by the shareholders of each Allocation Portfolio will be determined by multiplying the number of outstanding full and fractional shares of the Allocation Portfolio by a factor which shall be computed by dividing the net asset value per share of the Allocation Portfolio by the net asset value per share of the shares of Total Return. These computations will take place as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). For the Allocation Portfolios, the net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         The custodian for the Allocation Portfolios will compute the value of each Allocation Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information relating to Total Return, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, each Allocation Portfolio will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Total Return received by the Allocation Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of each Allocation Portfolio's shareholders on Total Return's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Total Return due to the Allocation Portfolio's shareholders. All issued and outstanding shares of each Allocation Portfolio will be canceled. The shares of Total Return to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Allocation Portfolio will be terminated.

         The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by the Allocation Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval by an Allocation Portfolio's shareholders, a Plan may be terminated (a) by the mutual agreement of the Allocation Portfolio and Total Return; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization with respect to an Allocation Portfolio is consummated, Total Return will pay its and the Allocation Portfolio's expenses incurred. If the Reorganization with respect to an Allocation Portfolio is not consummated, the expenses of Total Return and the Allocation Portfolio will be borne by the Adviser.

         If an Allocation Portfolio's shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

                  Federal Income Tax Consequences

         Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of each Reorganization, the Allocation Portfolio and Total Return will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all the assets of the Allocation Portfolio solely in exchange for shares of voting stock ("voting stock") of Total Return and the assumption by Total Return of the liabilities of the Allocation Portfolio followed by the distribution of Total Return's voting stock to the shareholders of the Allocation Portfolio in dissolution and liquidation of the Allocation Portfolio will constitute a "reorganization" within the meaning of section 368(a)(1)(F) [(C) with respect to Conservative Allocation and Moderate Allocation] of the Code, and the Allocation Portfolio and Total Return will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Total Return upon the receipt of the assets of the Allocation Portfolio solely in exchange for the voting stock of Total Return and the assumption by Total Return of the liabilities of the Allocation Portfolio;

(3) No gain or loss will be recognized by the Allocation Portfolio on the transfer of its assets to Total Return in exchange for Total Return's voting stock and the assumption by Total Return of the liabilities of the Allocation Portfolio or upon the distribution (whether actual or constructive) of Total Return's voting stock to the Allocation Portfolio's shareholders in exchange for their shares of the Allocation Portfolio;

(4) No gain or loss will be recognized by the Allocation Portfolio's shareholders upon the exchange of their shares of the Allocation Portfolio for voting stock of Total Return in liquidation of the Allocation Portfolio;

(5) The aggregate tax basis of the voting stock of Total Return received by each shareholder of the Allocation Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Allocation Portfolio held by such shareholder immediately prior to the Reorganization, and the holding period of the voting stock of Total Return received by the shareholder of the Allocation Portfolio will include the period during which the shares of the Allocation Portfolio exchanged therefor were held by such shareholder (provided that the shares of the Allocation Portfolio were held as a capital asset on the date of the Reorganization); and

(6) The tax basis of the assets of the Allocation Portfolio acquired by Total Return will be the same as the tax basis of such assets to the Allocation Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of Total Return will include the period during which the assets were held by the Allocation Portfolio.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each shareholder of the Allocation Portfolio would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Allocation Portfolio shares and the fair market value of the shares of Total Return he or she received.

         As of mid-September, 2002, Conservative Allocation, Moderate Allocation, and Aggressive Allocation had capital loss carryforwards of approximately $5,665,000, $19,163,000, and $37,425,000, respectively. The utilization of these capital loss carryforwards by Total Return following the Reorganizations will be subject to certain limitations which cannot be calculated precisely at this time. Based on mid-September loss carryforward positions and net asset values, the maximum amount of loss carryforward which Total Return could utilize in any taxable year after the year in which the Reorganizations close would be approximately $568,000 for losses carried forward from Conservative Allocation, $974,500 for losses carried forward from Moderate Allocation, and $1,545,500 for losses carried forward from Aggressive Allocation. Any portion of such a loss carryforward not used in a year may be carried forward and added to the limit for a subsequent year until used. Capital loss carryforwards expire if not used by the end of the eighth taxable year following the year in which the loss was incurred. In the case of Conservative Allocation and Moderate Allocation, the short period beginning January 1, 2002 and ending on the date of closing of the Reorganizations and the short period following the closing of the Reorganizations and ending on December 31, 2002 each constitute one such taxable year.

                  Pro-forma Capitalization

         The following table sets forth the capitalization of the Allocation Portfolios as of June 30, 2002 and the capitalization of Total Return on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets of the Allocation Portfolios at net asset value. As a newly created series of the Trust, Total Return, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately 0.846 shares of Total Return issued for each share of Conservative Allocation, an exchange ratio of approximately 0.722 shares of Total Return issued for each share of Moderate Allocation, and an exchange ratio of approximately 0.766 shares of Total Return issued for each share of Aggressive Allocation.


                          Capitalization of Conservative Allocation, Moderate Allocation,
                                          Aggressive Allocation and Total Return

       ------------------------- ------------------ ------------------ ------------------- --------------------
                                   Conservative         Moderate          Aggressive        Total Return Pro
                                    Allocation         Allocation          Allocation         Forma (After
                                                                                             Reorganization)
       ------------------------- ------------------ ------------------ ------------------- --------------------
       ------------------------- ------------------ ------------------ ------------------- --------------------
       Total Net Assets          $13,729,589        $24,389,775        $44,533,190         $82,652,554
       ------------------------- ------------------ ------------------ ------------------- --------------------
       ------------------------- ------------------ ------------------ ------------------- --------------------
       Net Asset Value Per       $8.46              $7.22              $7.66               $10.00
       Share
       ------------------------- ------------------ ------------------ ------------------- --------------------
       Shares Outstanding        1,622,724          3,380,361          5,814,020           8,265,255



         The table set forth above should not be relied upon to reflect the number of shares to be received in a Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         The shares of each Portfolio are sold directly by the Trust or through a mutual fund supermarket. See each Portfolio's Prospectus for additional information on the distribution of each Portfolio's shares.

         In the proposed Reorganizations, shareholders of each Allocation Portfolio will receive shares of Total Return. Shares of Total Return are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Although shares of Total Return are subject to a 1.00% redemption fee if redeemed within two years of purchase, no redemption fee will be applied to the shares of Total Return received in the Reorganizations. No Rule 12b-1 plan has been adopted for the shares of Total Return. More detailed descriptions of the shares of Total Return are contained in the Prospectus and Statement of Additional Information relating to Total Return.

Purchase and Redemption Procedures

         Investments in the Portfolios are not insured. The minimum initial purchase requirement for each Portfolio is $5,000. There is no minimum for subsequent purchases of shares of any Portfolio. For more information, see "How to Purchase Shares" in the Portfolios' Prospectuses. Each Portfolio provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. The Allocation Portfolios do not charge redemption fees. Each Portfolio reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Portfolio's net asset value is determined, is contained in the Portfolios' Prospectuses. All funds invested in each Portfolio are invested in full and fractional shares. The Portfolios reserve the right to reject any purchase order.

Exchange Privileges

         If all of the Reorganizations are approved, the Trust will have only one Portfolio. Consequently, shareholders will not have any exchange privileges.

Dividend Policy

         Each Portfolio distributes its investment company taxable income annually and its net realized gains, if any, at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the respective Portfolio, or paid in cash, as a shareholder has elected. See each Portfolio's Prospectus for further information concerning dividends and distributions.

         After a Reorganization, shareholders of an Allocation Portfolio who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Total Return reinvested in shares of Total Return. Shareholders of an Allocation Portfolio who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Total Return in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Total Return.

         The Allocation Portfolios have each qualified and intend to continue to qualify, and Total Return expects to qualify in its initial year, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the shareholders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to the shareholders. A 4.00% nondeductible excise tax will be imposed on amounts not distributed if a Portfolio does not meet certain distribution requirements by the end of each calendar year. Each Portfolio anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law. Conservative Allocation, Moderate Allocation, Aggressive Allocation and Total Return are series of the Trust.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, without par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of each Portfolio are offered in only one class and represent an equal proportionate interest in the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Portfolio.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Portfolios were established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust provides for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

Shareholder Meetings and Voting Rights

         The Trust on behalf of the Portfolios is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of the Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the shares issued and outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a plurality of the shares present in person or by proxy is sufficient to act on a matter and is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or by the vote of two-thirds of the remaining number of Trustees.

         Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

Liquidation

         In the event of the liquidation of the Trust or a Portfolio, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Portfolio over the liabilities belonging to the Trust or the Portfolio. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Portfolios unless, in the case of any liability to the Portfolios or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Conservative Allocation, Moderate Allocation and Aggressive Allocation in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Central Time, December 13, 2002, at the offices of Integrated Fund Services, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Allocation Portfolios on or about November 12, 2002.

         The Board of Trustees of the Trust has fixed the close of business on October 1, 2002 as the record date (the "Record Date") for determining the shareholders of the Allocation Portfolios entitled to receive notice of the Meeting and to vote, and for determining the number of shares which may be voted, with respect to the Meeting or any adjournment thereof.

         In voting for a Reorganization, each full share of an Allocation Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

         Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone or attend in person. (Guidelines on voting are immediately after the Notice of Special Meeting.)

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

o Unless instructions to the contrary are marked on the proxy, it will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

o Proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

         Shares which represent interests in a particular Allocation Portfolio vote separately on the Reorganization and those matters pertaining only to that Portfolio. Approval of a Reorganization will require the affirmative vote of a plurality of the shares of each Allocation Portfolio, as applicable, present at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting).

         Proxy solicitations will be made primarily by mail, but beginning on or about November 15, 2002 proxy solicitations may also be made by telephone, or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of the Allocation Portfolios (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by D.F. King & Co., Inc., the Allocation Portfolios' proxy solicitor. The estimated cost of the proxy solicitation is approximately $25,000. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (totaling approximately $99,000) will be paid by Total Return if a Reorganization is approved by shareholders or by the Adviser if a Reorganization is not approved by shareholders.

         Proxies that reflect absentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against a Plan, which must be approved by a plurality of the shares present at the meeting.

         If shareholders of an Allocation Portfolio do not vote to approve the applicable Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of an Allocation Portfolio who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to
shareholders  for  federal  income  tax  purposes.   If  the  Reorganization  is
consummated, shareholders will be free to redeem the shares of Total Return which they receive in the transaction at their then-current net asset value. Shares of an Allocation Portfolio may be redeemed at any time prior to the consummation of the respective Reorganization. Shareholders of an Allocation Portfolio may wish to consult their tax advisors as to any different consequences of redeeming Portfolio shares prior to the applicable Reorganization or exchanging such shares in the Reorganization.

         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Allocation Portfolios whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

         The votes of the shareholders of Total Return are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Shareholder Information

         The shareholders of each Allocation Portfolio at the close of business on October 1, 2002 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Allocation Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each Allocation Portfolio outstanding and entitled to vote was as follows:

                   ----------------------------------- -------------------------
                                                       Number of Shares
                   ----------------------------------- -------------------------
                   ----------------------------------- -------------------------
                   Conservative Allocation             1,365,683
                   ----------------------------------- -------------------------

                   ----------------------------------- -------------------------
                                                       Number of Shares
                   ----------------------------------- -------------------------
                   ----------------------------------- -------------------------
                   Moderate Allocation                 2,900,705
                   ----------------------------------- -------------------------
                   ----------------------------------- -------------------------

                   ----------------------------------- -------------------------
                                                       Number of Shares
                   ----------------------------------- -------------------------
                   ----------------------------------- -------------------------
                   Aggressive Allocation               4,299,242
                   ----------------------------------- -------------------------
                   ----------------------------------- -------------------------

         As of October 1, 2002, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of each Allocation Portfolio and Total Return, respectively.

                  Control Persons and Principal Holders of Securities

         On October 1, 2002 to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of each Allocation Portfolio's outstanding shares or Total Return's outstanding shares.


                             Conservative Allocation


------------------------------------------ ----------------- ---------------------------- ----------------------------
            Name and Address                No. of Shares     Percentage of Shares of      Percentage of Shares of
            ----------------                -------------     ------------------------     -----------------------
                                                              Conservative Allocation         Total Return After
                                                                Before Reorganization           Reorganization
------------------------------------------ ----------------- ---------------------------- ----------------------------
------------------------------------------ ----------------- ---------------------------- ----------------------------
Charles Schwab & Co., Inc.                 117,815           8.63%                        13.55%
101 Montgomery Street
San Francisco, CA  94104

------------------------------------------ ----------------- ---------------------------- ----------------------------

                               Moderate Allocation

------------------------------------------ ----------------- ---------------------------- ----------------------------
            Name and Address                No. of Shares     Percentage of Shares of      Percentage of Shares of
            ----------------                -------------     ------------------------     ------------------------
                                                             Moderate Allocation Before       Total Return After
                                                                   Reorganization               Reorganization

------------------------------------------ ----------------- ---------------------------- ----------------------------
------------------------------------------ ----------------- ---------------------------- ----------------------------
Charles Schwab & Co., Inc.                 442,673           15.26%                       13.55%
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------ ----------------- ---------------------------- ----------------------------
------------------------------------------ ----------------- ---------------------------- ----------------------------
National Service Corp.                     215,674           7.44%                        7.31%
One Financial Center
New York, NY  10281
------------------------------------------ ----------------- ---------------------------- ----------------------------

                              Aggressive Allocation

------------------------------------------ ----------------- ---------------------------- ----------------------------
            Name and Address                No. of Shares     Percentage of Shares of      Percentage of Shares of
            ----------------                -------------     ------------------------     ------------------------
                                                               Aggressive Allocation          Total Return After
                                                                Before Reorganization           Reorganization

------------------------------------------ ----------------- ---------------------------- ----------------------------
------------------------------------------ ----------------- ---------------------------- ----------------------------
Charles Schwab & Co., Inc.                 600,315           13,96%                       13.55%
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------ ----------------- ---------------------------- ----------------------------
------------------------------------------ ----------------- ---------------------------- ----------------------------
National Service Corp.                     410,861           9.56%                        7.31%
One Financial Center
New York, NY  10281
------------------------------------------ ----------------- ---------------------------- ----------------------------



                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of the Trust relating to the Allocation Portfolios for the year ended as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Arthur Andersen LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Arthur Andersen LLP has not consented to be named in the Registration Statement relating to this Prospectus/Proxy Statement and the requirement that its consent be included in the Registration Statement is dispensed with under applicable rules of the SEC because the Trust had not already obtained such consent and after reasonable efforts has been unable to do so. The consequences are that, under the Securities Act of 1933, as amended (the "1933 Act"), generally investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant, but, in this case, because the consent of Arthur Andersen LLP has not and cannot be obtained, shareholders of the Allocation Portfolios may be unable to bring an action under the 1933 Act against Arthur Andersen LLP in respect of the audited financial statements of the Allocation Portfolios incorporated by reference into this Prospectus/Proxy Statement and in any event will not have the benefit of claiming that such audited financial statements were so included with the consent of, or expertised by, Arthur Andersen LLP.

         For the year ended December 31, 2002, Ernst & Young LLP will provide auditing services to the Trust.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Total Return will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                 the trustees of the trust recommend approval of
                   each plan and any unmarked proxies without
                     instructions will be voted in favor of
                             approval of such plan.

November 12, 2002

                                                                       Exhibit A
                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 2002, by and between Markman MultiFund Trust, a Massachusetts business trust, with its principal place of business at 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 (the "Trust"), with respect to its Markman Total Return Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Markman ________ Allocation Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Fifth Third Bank, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about December 16, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Central time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2002, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund expects to qualify for treatment as a regulated investment company under subchapter M of the Code, and the rules thereunder, for its taxable year which includes the Closing Date.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         [8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).]

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)( )of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquiring Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                     MARKMAN MULTIFUND TRUST ON BEHALF OF MARKMAN ____________ ALLOCATION PORTFOLIO
                     By:
                        -----------------------------------------

                     Name: Robert J. Markman

                     Title: President



                     MARKMAN MULTIFUND TRUST ON BEHALF OF MARKMAN TOTAL RETURN PORTFOLIO
                     By:
                        -----------------------------------------

                     Name: Robert J. Markman

                           Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                    MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO,
                      MARKMAN MODERATE ALLOCATION PORTFOLIO
                                       and
                     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO

                                each a series of

                             MARKMAN MULTIFUND TRUST
                            6600 France Avenue South
                                    Suite 565
                             Edina, Minnesota 55435
                                 (800) 707-2771

                        By and In Exchange For Shares of

                         MARKMAN TOTAL RETURN PORTFOLIO

                                   a series of

                             MARKMAN MULTIFUND TRUST


         This Statement of Additional Information, dated November 12, 2002, relating specifically to the proposed transfer of the assets and liabilities of Markman Conservative Allocation Portfolio ("Conservative Allocation"), Markman Moderate Allocation Portfolio ("Moderate Allocation") and Markman Aggressive Allocation Portfolio ("Aggressive Allocation") (collectively the "Portfolios"), each a series of Markman MultiFund Trust (the "Trust"), to Markman Total Return Portfolio ("Total Return"), a series of the Trust, in exchange for shares of beneficial interest, without par value per share, of Total Return (to be issued to holders of shares of the Portfolios), consists of the information set forth below pertaining to the Portfolios and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Portfolios dated May 1, 2002 as revised on July 1, 2002;

     (2) The Statement of Additional Information of Total Return dated November 12, 2002;

     (3)  Annual Report of the Portfolios,  for the year ended December 31, 2001
          - (included in (1));

     (4) Semi-Annual Report of the Portfolios for the six month period ended June 30, 2002; and

     (5)  Pro Forma Financial Statements dated as of June 30, 2002.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Conservative Allocation, Moderate Allocation, Aggressive Allocation and Total Return dated November 12, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                                                               May 1, 2002
                                                          (Revised July 1, 2002)


                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated May 1, 2002, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.



INVESTMENT ADVISER                               SHAREHOLDER SERVICES
Markman Capital Management, Inc.                 c/o Markman MultiFund Trust
6600 France Avenue South, Suite 565              P.O. Box 5354
Minneapolis, MN  55435                           Cincinnati, OH  45201-5354
Toll-free:  1-800-395-4848                       Toll-free:  1-800-707-2771
Telephone:  (952) 920-4848

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


DESCRIPTION OF THE TRUST.......................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT RESTRICTIONS.......................................................16

QUALITY RATINGS OF DEBT SECURITIES............................................17

TRUSTEES AND OFFICERS.........................................................21

PRINCIPAL SECURITY HOLDERS....................................................24

INVESTMENT MANAGER............................................................25

TRANSFER AGENT AND ADMINISTRATOR..............................................26

CALCULATION OF SHARE PRICE....................................................26

TAXES.........................................................................27

PURCHASE AND REDEMPTION OF SHARES.............................................28

SPECIAL REDEMPTIONS...........................................................28

CUSTODIAN.....................................................................28

AUDITORS AND LEGAL COUNSEL....................................................28

PORTFOLIO TRANSACTIONS........................................................29

PERFORMANCE INFORMATION.......................................................29

     A.  Total Return.........................................................29
     B.  Nonstandardized Total Return.........................................30
     C.  Other Information Concerning Fund Performance........................31

ANNUAL REPORT.................................................................36

                            DESCRIPTION OF THE TRUST
                            ------------------------

Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940 (the "1940 Act"). The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers four Portfolios. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable. Each share in a particular Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.) Shareholders in one of the Portfolios have no interest in, or rights upon liquidation of, any of the other Portfolios.

Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

     The Trust currently offers four separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date hereof, the Trust's series are:

     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO (formerly Markman Aggressive Growth
Fund) seeks capital appreciation without regard to current income.

     MARKMAN MODERATE  ALLOCATION  PORTFOLIO  (formerly  Markman Moderate Growth
Fund) seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO (formerly Markman Conservative Growth Fund) seeks to provide current income and low to moderate growth of capital.

     The Portfolios intend to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). With respect to investments in other mutual funds, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying mutual funds that the Portfolios may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when a Portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

     At times, a Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds.

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital nor you have access to the underlying funds and the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

An underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets. However, since each Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a

Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.   Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.   Make short sales of securities.

     5.   Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.   Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9.   Issue   senior   securities,   except  as   appropriate   to  evidence
          indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each
          Portfolio will itself concentrate its investments in investment companies.

     As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3.   Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Portfolios may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balanced, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes acceptable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              TRUSTEES AND OFFICERS

     The name, address, age, position with the Trust, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below. The Board of Trustees is responsible for managing the business affairs of the Trust.

INTERESTED TRUSTEES AND OFFICERS:

                                                                                                             OTHER
                                                                                       NUMBER OF             DIRECTORSHIPS
NAME/ADDRESS               POSITION                                                    PORTFOLIOS IN FUND    HELD BY
AGE                        WITH FUND/               PRINCIPAL OCCUPATION               COMPLEX OVERSEEN      DIRECTOR OUTSIDE
                           TIME SERVED1             DURING LAST 5 YEARS                BY DIRECTOR           THE FUND COMPLEX
Judith E. Fansler2         Secretary and Trustee    Chief Operating Officer                   3                  N/A
6600 France Avenue South   Since Inception          Markman Capital Management, Inc.
Suite 565
Edina, MN 55435
Age 51

Richard W. London2         Treasurer and Trustee    Chief Financial Officer                   3                  N/A
6600 France Avenue South   Since Inception          Markman Capital Management, Inc.
Suite 565                                           Formerly, Vice President and
Edina, MN 55435                                     Treasurer, Markman Securities, Inc.
Age 58

Emilee Markman3            Trustee                  Executive Director, Markman               3                  N/A
6600 France Avenue South   Since Inception          Capital Foundation.
Suite 565
Edina, MN 55435
Age 48

Robert J. Markman2         Chairman of the Board    President, Treasurer and Secretary        3                  N/A
6600 France Avenue South   and President            of Markman Capital Management, Inc.
Suite 565                  Since Inception
Edina, MN 55435
Age 50

DISINTERESTED TRUSTEES:

Richard E. Dana            Trustee                  President, Jet Construction and           3                  N/A
748 Goodrich Avenue        Since Inception          Remodeling, Inc. (a residential
Saint Paul, MN 55105                                construction company); Managing
Age 55                                              Partner, Jet Diversified LLC
                                                    (a property investment firm).

Peter Dross                Trustee                  Director of Development, The Center       3                  N/A
717 East River Road        Since Inception          for Victims of Torture.
Minneapolis, MN 55455
Age 44

Susan Gale                 Trustee                  Real Estate Advisor, Edina Realty.        3                  N/A
6600 France Avenue South   Since Inception
Suite 565
Edina, MN 55435
Age 49

                                       21

Susan M. Lindgren          Trustee                  Contract Trainer, Life Design             3              Director, The Pelican
7401 Metro Boulevard #460  Since Inception          Education (a non-profit adult                            Project.
Minneapolis, MN 55439                               education/training company); Manager,
Age  37                                             I.T. Works! (a recruiting and training
                                                    company); President, Sue Lindgren &
                                                    Associates (a consulting firm).

Melinda S. Machones        Trustee                  Self-employed management and              3                  N/A
6600 France Avenue South   Since Inception          technology consultant. Formerly,
Suite 565                                           Director of Information Technologies,
Edina, MN 55435                                     The College of St. Scholastic.
Age 47

Michael J. Monahan         Trustee                  President, Ecolabs Foundation (a          3                  N/A
6600 France Avenue South   Since Inception          provider of institutional cleaning
Suite 565                                           and sanitation products and services).
Edina, MN 55435
Age 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship to Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust, and accordingly, as investment advisor to each of the Trustees.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

Mr. Dross, Ms. Gale and Mr. Monahan are members of the Trust's Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were two Audit Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' OWNERSHIP IN FUNDS:

                          Dollar Range of Equity      Dollar Range of Equity
                          ----------------------      ----------------------
                          Securities in Markman       Dollar Range of Equity
                          ---------------------       ----------------------
                              MultiFund Trust        Securities in Each Fund                  Fund
                              ---------------        -----------------------                  ----
Richard Edwin Dana           $10,001 - $50,000           $10,001 - $50,000      Aggressive Allocation Portfolio
Peter Dross                  $10,001 - $50,000              $1 - $10,000        Aggressive Allocation Portfolio
                                                            $1 - $10,000        Moderate Allocation Portfolio
                                                            $1 - $10,000        Conservative Allocation Portfolio
Judith E. Fansler            $10,001 - $50,000           $10,001 - $50,000      Aggressive Allocation Portfolio
Susan Gale                         None                         None
Susan M. Lindgren                  None                         None
Richard W. London            $10,001 - $50,000           $10,001 - $50,000      Aggressive Allocation Portfolio
Melinda S. Machones            Over $100,000               Over $100,000        Aggressive Allocation Portfolio
Emilee Markman              $50,001 - $100,000          $50,001 - $100,000      Aggressive Allocation Portfolio
Robert J. Markman           $50,001 - $100,000          $50,001 - $100,000      Aggressive Allocation Portfolio
Michael J. Monahan             $1 - $10,000                 $1 - $10,000        Aggressive Allocation Portfolio

TRUSTEES' COMPENSATION:

Name                           Total Compensation from Trust*
----                           -----------------------------

Richard Edwin Dana             $ 6,000
Peter Dross                      6,500
Judith E. Fansler                    0
Susan Gale                       6,500
Susan M. Lindgren                6,000
Richard W. London                    0
Melinda S. Machones              6,000
Emilee Markman                   6,000
Robert J. Markman                    0
Michael J. Monahan               6,500

*Amounts shown include payments made to the Trustees in the fiscal year ended December 31, 2001. The Trust does not pay any retirement benefits to the Trustees for their service.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

FACTORS  CONSIDERED  BY THE  INDEPENDENT  TRUSTEES IN APPROVING  THE  INVESTMENT
MANAGEMENT AGREEMENT. The 1940 Act requires that the Trust's investment management agreement be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Board of Trustees and Independent Trustees unanimously approved the Trust's existing investment management agreement for an additional term of one year at a Board meeting held November 7, 2001. In approving the agreement, the Independent Trustees met independently from the Interested Trustees of the Trust and any officers of the Adviser. Although the Independent Trustees decided not to retain their own counsel separate from that of the Trust, such counsel was available to answer questions of the Independent Trustees regarding their responsibilities in evaluating the investment management agreement. In addition, counsel provided the Independent Trustees with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Trust.

In evaluating the investment management agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its personnel, operations and financial condition. The Independent
Trustees discussed with representatives of the Adviser the Trust's operations and the Adviser's ability to provide advisory and other services to the Portfolios. The Independent Trustees reviewed, among other things:

     o a description of the investment advisory and other services provided to the Trust by the Adviser;
     o a list of personnel furnishing services to the Trust and a general description of their duties and qualifications;
     o    an analysis of the Portfolios' performance over various periods;
     o standardized industry performance data with respect to comparable investment companies and appropriate indices;
     o    a recent balance sheet of the Adviser;
     o an analysis of the Adviser's profitability from revenues generated through the investment management agreement;
     o a description of the nature and amount of indirect benefits received by the Adviser which are attributable to its management of the Portfolios; and
     o comparative analyses of advisory fees and expense ratios of the Portfolios versus such fees and expenses of comparable investment companies.

The Independent Trustees considered the following as relevant to their determinations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Portfolios are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Portfolios since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

After consideration of the above information and such other factors and information that it considered relevant, the Board of Trustees concluded that the terms of the investment management agreement were fair and reasonable and that approval of the investment management agreement was in the best interests of the Trust and its shareholders. Accordingly, the Board of Trustees and the Independent Trustees unanimously approved the investment management agreement.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------

As of April 2, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 12.99% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 14.96% of the outstanding shares of the Markman Moderate Allocation Portfolio and 9.69% of the outstanding shares of the Markman Conservative Allocation Portfolio. As of such date, Landscape Structures Inc. Profit Sharing Plan, 601 7th Street South, Delano, Minnesota 55369, owned of record 8.44% of the outstanding shares of the Markman Aggressive Allocation Portfolio. As of such date, National Financial Service Corp., One World

Financial Center, New York, New York 10281, owned of record 7.60% of the outstanding shares of the Markman Aggressive Allocation Portfolio and 6.45% of the outstanding shares of the Markman Moderate Allocation Portfolio.

As of April 2, 2002, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.

                               INVESTMENT MANAGER
                               ------------------

Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.

Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 2001, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $716,550, $400,071 and $170,881, respectively. For the fiscal year ended December 31, 2000, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $1,347,726, $812,424 and $287,091, respectively. For the fiscal year ended December 31, 1999, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $972,333, $811,956 and $292,256, respectively.

Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.

By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------

The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital. Pursuant to such Agreement, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. For these services, Integrated receives from Markman Capital, out of the investment advisory fee paid to Markman Capital by each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of 0.04% of aggregate average daily net assets of the Portfolios up to $200 million, 0.03% of such assets between $200 million and $500 million, and 0.02% of such assets in excess of $500 million. For the fiscal years ended December 31, 2001, 2000 and 1999, Markman Capital paid fees of $291,286, $333,580 and
$316,825, respectively, to Integrated. Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------

The share price (net asset value or "NAV") of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Portfolio's securities that its NAV might be materially affected. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Portfolios. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Portfolio has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Markman Aggressive Allocation Portfolio had a capital loss carryforward for federal income tax purposes of $25,416,214 which was made up of $1,831,752 which expires December 31, 2008 and $23,584,462 which expires December 31, 2009. The Markman Conservative and Moderate Allocation portfolios had capital loss carryforwards of $3,157,832 and $11,492,567, respectively, which expire on December 31, 2009.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (30% for calendar years 2002 and 2003) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Portfolios consider a purchase or sales order as received when an authorized broker, or its authorized designee, receives the order in proper form. These orders will be priced based on the Portfolio's net asset value next computed after such order is received in proper form.

The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

                               SPECIAL REDEMPTIONS
                               -------------------

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the SEC. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

Pursuant to a Custodian Agreement between the Trust, Fifth Third Bank ("Fifth Third") and Markman Capital, Fifth Third provides custodial services to the Trust and each of the Portfolios. The principal business address of Fifth Third is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------

The firm of Arthur Andersen LLP has been selected as independent public accountant for the Trust for the fiscal year ending December 31, 2002. Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Portfolios as to certain accounting matters.

Sullivan & Worcester LLP, Washington, D.C., is legal counsel to the Trust and the Independent Trustees.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

A.   TOTAL RETURN

From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)^n = ERV
Where:
  P =  hypothetical initial payment of $1,000
  T =  average annual total return
  n =  number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

The average annual total returns of the Portfolios for the one and five-year periods ended December 31, 2001 and for the period since inception are as follows:

                                          One Year   Five Year   Since Inception
                                          --------   ---------   ---------------

     Aggressive Allocation Portfolio       -34.28%     1.44%           6.77%
     (Inception: January 26, 1995)

     Moderate Allocation Portfolio         -23.54%     1.77%           6.13%
     (Inception: January 26, 1995)

     Conservative Allocation Portfolio     -12.47%     2.88%           6.45%
     (Inception: January 26, 1995)

B.   NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

The total returns for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, for the period from the initial public offering of shares January 26, 1995 through December 31, 2001 were 57.45%, 51.06% and 54.23%, respectively.

C.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies
(DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio.
Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads.

There are five ranking categories with a corresponding  number of stars: highest
(5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods. The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors
(DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.

                                  ANNUAL REPORT
                                  -------------

The Portfolios' financial statements as of December 31, 2001 appear in the Trust's annual report, which is attached to this Statement of Additional Information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    MARKMAN
                                   MULTIFUNDS

                                        ANNUAL
                                        REPORT

                                        DECEMBER 31, 2001

                                        INCOME ALLOCATION PORTFOLIO

                                        CONSERVATIVE ALLOCATION PORTFOLIO

                                        MODERATE ALLOCATION PORTFOLIO

                                        AGGRESSIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
                            2001: SHOCKS AND LESSONS
================================================================================

A year ago, as 2001 began, we were optimistic about the prospects for the market. We felt our reasons were sound and well thought out. Among the factors we were considering was stock prices had already come down substantially, particularly in the highflying tech sector. During 2000 the Nasdaq posted the first 30%+ decline in over 25 years, plummeting almost 50% from its March peak. While we recognized that price declines alone don't signal good value, based on what corporate leaders felt the prospects for earnings were over the year, we felt comfortable that value had been created. In addition, investor sentiment had turned markedly bearish (an extremely accurate contrarian indicator that regularly is seen at market bottoms.) And--most importantly--the Federal Reserve had begun easing interest rates, providing what has historically been an excellent leading indicator of positive future moves in the market.

A strong  showing in January seemed to confirm our opinion that the markets were
looking  beyond  the  economy's   current  weakness  ("across  the  valley,"  in
market-speak) to a second half recovery.

We were wrong. The economy, as we now know, was not stabilizing. It was, in reality, just beginning to weaken even more, turning a mere slowdown into a full-blown recession. In a remarkable turnaround, unexpected except by the gloomiest observers, the economy managed in the span of less than a year to go from an 8% growth rate to actual decline.

Our optimism at the beginning of the year led us to be aggressively positioned in both stock and bond funds. The reasoning was that when the recovery came (as we expected in the second half of 2001) the markets would move off the bottom too fast and too suddenly to attempt to react short term from a more cautious stance. Those sectors that would likely move first and fastest were the same sectors that seemed to present the greatest risk. We were correct in that assessment (as was later born out by the bounce off the September low), but were off base about how much more the market had to decline before we saw the final washout.

Thus, after the brief January pop, the market--particularly the Nasdaq-- began a steep slide, culminating in a "selling climax" during the first week of April. Due to our aggressive positioning, we were hit hard. In our Semi- Annual Report of June 30, we shared with you our belief that this April bottom was actually the end of the bear market and that the recovery off that low was the initial stages of a new bull market. We took action at that time to further reposition the portfolio to potentially benefit from what we felt would unfold.

As we noted at the time, "...the odds favor out performance by small caps over the next year or so, particularly in the tech arena. Accordingly, you will notice that we have significantly increased our weightings in small and mid-cap growth funds."

--------------------------------------------------------------------------------
A strong showing in January seemed to confirm our opinion that the markets were looking beyond the economy's current weakness ("across the valley," in market-speak) to a second half recovery.

We were wrong.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    1

================================================================================

We were right as to the ultimate dynamic, but early as to the time frame. The market, after a spring rebound, once again swooned over the summer and in classic fashion retested the April lows again in September. Not what we would have preferred while aggressively positioned, but sometimes a retesting of the lows is healthy and necessary to confirm a real bottom.

Then came 9/11. What we hoped would be a September turnaround turned into an emotional rout. When the markets opened up again, we saw two weeks of unrelenting panic selling. This was truly scary, even for optimists like us.

But the fundamental reasons for our pre-9/11 bullishness: accommodating Fed, reduced energy prices, valuations very much in line with long term prospects, etc. remained intact. Yes, "The world had changed." But in our estimation it had changed for the worse mostly for the bad guys. They had committed the same mistake Japan made at Pearl Harbor: they had "awakened the sleeping giant." We were confident that when mobilized, the forces of righteousness would not only triumph, but also prosper.

So rather than sell in panic as so many institutions did, we stood our ground and, when possible, added to our long-term positions. By the end of September, as fear and gloom enveloped the markets, we found ourselves in our most aggressive posture ever.

Finally, we were not wrong, we were not early...we were right and we were on time.

The panic low after 9/11 became what many objective observers agree was the capitulation end of the bear market and the beginning of the new bull market. We maintained all along in discussions with shareholders that when the clouds were finally parted, letting the market resume its upward path, the leaders would be growth funds, specifically tech funds, with an emphasis on small emerging technology companies. The high yield bond market would take the lead on the fixed income side. This turned out to be exactly what happened in the post 9/11 recovery. The fact that we stuck to our guns enabled us, in the last quarter of 2001, to post our best quarterly returns ever.

So I suppose it's the old "good news/bad news" story. The bad news is that we were wrong a year ago in our estimate of where the economy was headed and early in our recovery call. Those two errors led to short-term declines far in excess of what any of you might have anticipated. We are sorry for the distress that this had to create.

The good news is that we seem to be positioned in the "sweet spot" and have gotten a good head start in this new bull market. But while we are (once again!) optimistic about the coming year, we find ourselves tempering that optimism with some skepticism. (Not too much skepticism of course--these are after all the Markman Multifunds. Just enough to give us a reminder of what we don't want to repeat.)

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Aggressive
Allocation Portfolio*                        $15,745

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Moderate
Allocation Portfolio*                        $15,106

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Lehman Intermediate
Government Bond Index                        $16,363

Markman Conservative
Allocation Portfolio*                        $15,422

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
Lipper General Bond
Fund Index                                   $11,327

Markman Income
Allocation Portfolio*                        $ 9,774

Past performance is not predictive of future performance.

---------------------------------------------------------

* The performance of the above funds does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

--------------------------------------------------------------------------------
2                                   Markman

================================================================================
                          OUTLOOK AND STRATEGY FOR 2002
--------------------------------------------------------------------------------

THE BROAD PICTURE

There are a number of macro signs that point to the likelihood of an economic rebound in 2002. The Federal Reserve's easing policy has brought rates down to historic lows, helping to create a "reliquefied" environment that should support growth.

Energy prices continue to moderate. Costs in this area are down some 40% from year ago levels. The net effect of this is tens of billions of dollars saved by consumers and industry. The more productive use of those savings (investment and consumption) can help support growth and is a complete reversal of what the economy faced a year ago.

Easy monetary policy by the Fed is now accompanied by easier fiscal policy in Washington. A year ago, the discussion in D.C. centered on how to shrink government, with Democrats and Republicans differing more in the details than the substance. The post 9/11 environment, however, finds us engaged in a discussion of how to allocate the increased government spending they all have agreed is necessary and inevitable. While that increased spending may have negative longer-term consequences, there is little doubt that in the short term, it is a stimulative event.

CONFIRMATIONS

The beneficial nature of these events/trends is reflected in a couple of very basic but reliable confirmatory signs: The yield curve has turned steeply positive, with long rates well above the short end. A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.

When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.

--------------------------------------------------------------------------------
A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.
--------------------------------------------------------------------------------

The market's opinion as to future economic activity is further displayed by the action in transportation stocks. This wide range of companies, from consumer travel companies like United Airlines, to heavy goods shippers such as Burlington Northern, to package delivery companies like Federal Express are obviously sensitive to the level of activity in the economy. They often sound an "early warning" signal on the economy. In this light it is interesting to note that the transportation averages have gained more than the broad market in this past quarter's rebound. Are they telling us that 2002 will be a year of expansion?

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/21/01

               --------------------------------------------------


                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/01/00

               --------------------------------------------------


When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    3

================================================================================

Some broad trends and indicators seem to be flashing green. But are we seeing any confirmation in the daily data on the economy? Here too, we have reason for optimism. As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts. Some examples:

December 28:

     o Durable goods orders (excluding defense aircraft) rose for the second straight month, the first back-to-back gain in two years (a surprise).

     o    Report that new home sales surged 6.4% in November (a surprise).

     o Consumer confidence jumped to 93.7, up from 84.9 in November. Another surprise, as economists were expecting a number of only 82.7.

     o Expectations index rose sharply to 91.5, from 77.3 in November (yet another surprise!).

January 2:

     o Purchasing Managers index rose to 48.2 in December from 44.5 in November. This is the highest level since October 2000. Expectations were for a rise to 45.6 (a surprise).

January 4:

     o Labor Department reported that the economy lost 124,000 jobs, less than the 139,000 expected and a huge decline from the 371,000 lost in November. Indications point to the worst in layoffs being behind us. (This too was a surprise to economists.)

The corporate world news that makes the consumer headlines: layoffs, cutbacks, plant closings and the like also have positive implications for the road ahead. As is common during a recession, and perhaps even more so in this one, companies tend to take a machete to their cost structure, cutting left and right to get as lean as possible. Subsequently, even small increases in revenue growth can create significant increases in operating margins. As the economy rebounds, an earnings explosion is more likely than not.

We want to keep this in mind when market gurus speak of PE's still being too high in the market. Just as econo-

--------------------------------------------------------------------------------
As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts.
--------------------------------------------------------------------------------

mists are being surprised on the upside by the daily economic data, analysts, too, are likely to be surprised by the vigor of the earnings recovery. There's no magic here. It's simply a manifestation of the natural tendency to overshoot at market turning points. The same folks who overshot on the optimistic side two years ago are overshooting on the pessimistic side today.

THE WHAT IF'S?

So what could go wrong from here?

There still remains the great unknown X Factor of terrorism. Will we see another major terrorist act soon? Will it be of a nature that could derail any nascent economic recover? No one knows, yet it must be factored in to our expectations.

On a more practical level, the single greatest unknown for 2002, and the biggest risk to the market, is the nature and level of corporate spending over the next year. Thus far, the consumer has been carrying the ball during the slowdown. Corporate spending has been dead for the past 24 months. In some sectors of the economy, particularly certain areas of technology like telecommunications, nothing good will happen until corporate spending picks up.

When that will happen is anyone's guess. It is inevitable that at some point, the unquantifiable combination of company need, corporate executive confidence, and fear of being left behind in a recovery will begin to trump the fear of loss. That is when we will start to hear the reports of corporate spenders starting to open up their wallets once again. When that begins, businessmen being the lemmings that they are, we will likely see the floodgates of spending open with a roar.

At this point, there is no evidence of that trend. The market, having anticipated better times ahead, moved up strongly in the fourth quarter. So one could make the case--correctly in our estimation--that the market has moved a little ahead of what the economic reality would support. This is likely to create a choppy, muddled market picture for the near term as we all wait to see what evidence of real recovery is presented.

We continue to position the portfolio in those areas that we feel have the best prospects for absolute return in 2002. That includes some additions in areas like financial services, retail, transportation, and leisure. With those moves we believe we have broadened our market exposure without substantially reducing our ability to keep pace with the rebound we see in store for 2002.

--------------------------------------------------------------------------------
4                                   Markman

================================================================================
                         AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

The performance of this Portfolio in 2001 can best be understood by dividing the year into five parts. In the month of January the Portfolio went up in value by 17%. At that point we thought we would have a pretty good year, as often January sets the tone for the entire year. It was not to be. Instead, the Portfolio dropped 47% in the next ten weeks. That appeared to be a bottom: the Portfolio increased 52% in the next six weeks. Once again we felt we were out of the woods. Instead, we experienced a drop from May 21 to September 21 of 49%, a point when many investors, feeling the impact of the terrorist attacks and their apparent loss of wealth, were severely distressed. However, instead of more doom and gloom, the markets and the Portfolio turned upward, and by year-end had risen 49%. When all was said and done the Portfolio decreased about 34% for the year.

     Whew! Perhaps it is an understatement to say this Portfolio is subject to "relatively high volatility."

     We are now at a point where we believe the long bear market is over and a new bull market has begun. As with previous bull markets, we believe this one will be led by technology. We currently have emphasized smaller-cap technology funds (Van Wagoner Post-Venture, Firsthand Technology Innovators, and Black Oak Emerging Technology) compared to larger-cap technology and growth (Needham Growth, Profunds Ultra OTC, Red Oak Technology Select, White Oak Growth Stock), because we believe the greatest gains will be made in the smaller names. That said, we are significantly over weighted in both large and small technology as compared to the market as a whole. We are also digging deep to uncover other parts of the economy that we believe will outperform the broad indices.

     We continue to believe the coming years will see accelerating breakthroughs in medical technology. We have added T. Rowe Price Health Sciences, ProFunds Biotechnology, and ProFunds Pharmaceuticals to complement the Dresdner RCM Biotechnology Fund, reinforcing our commitment to the health care area.

     Consistent with our analysis that the economy will turn around this year, we have added funds in the retail (Rydex Retailing) and transportation (Rydex Transportation) sectors, areas which typically improve ahead of the overall economy. We also took a position in the financial industry via ProFunds Financial, expecting an improving economy to be good for several components of this sector.

     We continued to minimize distributions as much as possible by taking tax losses wherever we found them and by avoiding distributions from underlying funds.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                               Markman Aggressive           Funds of Funds1
                             Allocation Portfolio**           Equity Index
                             ---------------------------------------------------
                   One Year         -34.3%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized         -10.6%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.4%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.8%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Moringstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       828,192     $    8,315,053        12.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund *                                280,499          7,786,670        11.9%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                467,560          7,667,992        11.7%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                209,181          7,382,030        11.2%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           264,216          7,239,520        11.0%
--------------------------------------------------------------------------------------------
Red Oak Technology Select Fund*                      455,552          4,368,745         6.6%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                          109,878          4,223,734         6.4%
--------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Fund*                  173,185          3,477,563         5.3%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   829,340          3,275,896         5.0%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                            274,920          2,991,134         4.6%
--------------------------------------------------------------------------------------------
Rydex Transportation Fund-INV*                       467,791          2,984,511         4.6%
--------------------------------------------------------------------------------------------
ProFunds Biotechnology-INV*                           38,105          2,021,852         3.1%
--------------------------------------------------------------------------------------------
ProFunds Financial-INV*                               71,664          1,512,115         2.3%
--------------------------------------------------------------------------------------------
ProFund Pharmaceuticals-INV*                          58,887            974,000         1.5%
--------------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                                     1,003,065         1.5%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,629,622)                                 65,223,880        99.4%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       435,677         0.6%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   65,659,557       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

================================================================================
                          MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

     We have always attempted to keep the Moderate Allocation Portfolio midway between the Aggressive Allocation Portfolio and the Conservative Allocation Portfolio by utilizing the best ideas of each, trying to get better returns than the Conservative Portfolio and lower volatility than the Aggressive Portfolio. As a result the Moderate Portfolio dropped about 24% for the year.

     The equity portion of the Moderate Portfolio is similar to the Aggressive Portfolio. One newcomer not also in the Aggressive Portfolio is the Undiscovered Managers REIT Fund. This fund, as its name suggests, buys real estate investment trusts. We believe real estate will be a good place to invest as the economy rebounds, and we get a dividend on the fund while we are waiting for capital appreciation.

     Our bond component is made up entirely of high-yield bond funds; consistent with our belief that economic recovery is on the way. We believe that corporate bond defaults peaked last year and these bond funds will increase in value as fear of economic disaster abates. Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion this makes these type of investments even more attractive at this point in the cycle. The Portfolio contains four different high-yield bond funds, providing a variety of investment strategies and levels of risk.

PORTFOLIO COMPARISON -- December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Moderate            Funds of Funds1
                              Allocation Portfolio**          Equity Index
                              --------------------------------------------------
                   One Year         -23.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -8.2%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.8%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.1%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markaman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund-INV                      506,821     $    4,024,159        10.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                 144,606          4,014,265        10.7%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       582,300          3,947,996        10.5%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       333,327          3,346,613         8.9%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                355,767          3,329,983         8.9%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           85,430          3,283,958         8.7%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           119,661          3,278,719         8.7%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                151,975          2,492,401         6.6%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                 69,771          2,462,235         6.6%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV                  142,551          2,018,532         5.4%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                             92,936          1,011,152         2.7%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         2.7%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   237,529            938,242         2.5%
--------------------------------------------------------------------------------------------
Rydex Biotechnology Fund-INV*                         37,807            936,862         2.5%
--------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund*                        37,953            906,706         2.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $37,958,185)                                 36,987,656        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       558,424         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   37,546,080       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6                                   Markman

================================================================================
                        CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To capture returns close to those of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

The Conservative Allocation Portfolio was down about 13% for the year, which, considering the significant drop in technology stocks, and the poor performance of the high-yield sector, was not as bad as it could have been.

     As we prepare for the economic conditions which we believe will prevail in 2002, the Portfolio is well-positioned to benefit, with 50% in high-yield bond funds, another 16% in specialized funds that generate dividends, and the remainder allocated among our favorite equity funds.

     We added the Merger Fund to the Conservative Portfolio. This fund is not in either the Aggressive or Moderate Portfolios. Although it is officially considered a stock fund, it acts more like a bond fund. Their strategy is to buy the stocks of companies that are being acquired by others after the acquisitions are announced. Merger employs its own team of analysts to determine whether or not they believe the acquisition will be completed. Their intent is to get that last few cents that is on the table from the time a deal is announced until it is formally completed. Over time, this has worked out to be a very steady return which we feel is entirely appropriate for the Conservative Portfolio.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Conservative          Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year         -12.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -3.1%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           2.9%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.5%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreighn markets, and funds taht primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio--December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                          349,417     $    2,774,377        16.8%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       346,791          2,351,245        14.2%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                230,438          2,156,907        13.0%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                  54,308          1,507,597         9.1%
--------------------------------------------------------------------------------------------
The Merger Fund                                       90,953          1,343,377         8.1%
--------------------------------------------------------------------------------------------
Rydex Dynamic Velocity 100 Fund*                      41,230          1,321,852         8.0%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       129,619          1,301,377         7.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         6.0%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           21,703            834,284         5.0%
--------------------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares                 30,004            802,328         4.8%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                       35,637            504,633         3.0%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                 30,376            498,177         3.0%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $16,994,447)                                 16,391,987        98.9%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       186,062         1.1%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   16,578,049       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

================================================================================
                           INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To provide high current income and low share price fluctuation.

The Income Allocation Portfolio had a slight loss (-1.9%) this year caused by the continued soft economy. Because we believe the economy will begin to recover this year, and we further believe that high-yield bond funds are an excellent way to benefit from economic recovery, we have shifted the bulk of this portfolio to the high-yield bond area. In addition to five high-yield bond funds, each one representing a different approach to investing in this area, we have added the Undiscovered Managers REIT Fund, which is also in the Conservative and Moderate Portfolios, and the Merger Fund, which is also in the Conservative Portfolio.

     The stock portion of the Income Allocation Portfolio is a modest 3.8%, the bulk of which is represented by Needham Growth Fund, which is present in all four Markman MultiFund Portfolios.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Income             Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year          -1.9%                        2.8%
--------------------------------------------------------------------------------
         3 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
         5 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
Annualized since inception*          -0.9%                        1.0%
--------------------------------------------------------------------------------
*  from May 1, 1999
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Income Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. The Funds of Funds Income Index includes all funds of funds reported by Morningstar which have 85% or more of their assets invested in bonds or bond funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Income Allocation Portfolio -- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Northeast Investors Trust                             44,923     $      333,779        21.1%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                        47,528            322,242        20.4%
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                           39,158            310,916        19.7%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                 23,401            219,034        13.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                 21,255            199,167        12.6%
--------------------------------------------------------------------------------------------
The Merger Fund                                        4,052             59,856         3.8%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                   1,918             53,258         3.4%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                        3,523             49,894         3.2%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                           639              6,416         0.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $1,621,195)                                   1,554,562        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        25,110         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $    1,579,672       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8                                   Markman

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF ASSETS AND LIABILITIES o December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
============================================================================================================
ASSETS
Investments in securities:
     At acquisition cost ................    $  1,621,195     $ 16,994,447     $ 37,958,185     $ 58,629,622
                                             ============     ============     ============     ============
     At value ...........................    $  1,554,562     $ 16,391,987     $ 36,987,656     $ 65,223,880
Cash ....................................          27,127          216,509               --               --
Receivable for capital shares sold ......              --           43,268           91,490          151,352
Dividends receivable ....................             362            3,894            5,470            5,617
Receivable for securities sold ..........              --               --          900,000          500,000
Other assets ............................             204               --               --               --
                                             ------------     ------------     ------------     ------------
     TOTAL ASSETS .......................       1,582,255       16,655,658       37,984,616       65,880,849
                                             ------------     ------------     ------------     ------------

============================================================================================================

LIABILITIES
Bank overdraft ..........................              --               --          233,724               --
Payable for capital shares redeemed .....              --           47,913          141,683           80,576
Distributions payable to shareholders ...           1,389           14,924           15,813               --
Other liabilities .......................             130            1,106           16,894           86,824
Payable to affiliates ...................           1,064           13,666           30,422           53,892
                                             ------------     ------------     ------------     ------------
     TOTAL LIABILITIES ..................           2,583           77,609          438,536          221,292
                                             ------------     ------------     ------------     ------------

============================================================================================================

NET ASSETS ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Net assets consist of:
Paid-in capital .........................    $  1,810,894     $ 20,281,859     $ 50,486,622     $ 85,778,712
Undistributed net investment income .....              --           96,294               --               --
Accumulated net realized losses from
     security transactions ..............        (164,589)      (3,197,644)     (11,970,013)     (26,713,413)
Net unrealized appreciation
     (depreciation) on investments ......         (66,633)        (602,460)        (970,529)       6,594,258
                                             ------------     ------------     ------------     ------------
Net assets ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Shares of beneficial interest outstanding
     (unlimited number of shares
     authorized, no par value) ..........         190,568        1,766,054        4,320,034        6,195,878
                                             ============     ============     ============     ============

Net asset value, redemption price and
     offering price per share ...........    $       8.29     $       9.39     $       8.69     $      10.60
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF OPERATIONS o For the year ended December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

INVESTMENT INCOME
     Dividend income ....................    $    142,122     $  1,049,325     $  1,425,876     $     46,895
                                             ------------     ------------     ------------     ------------

EXPENSES
     Investment advisory fees ...........          12,243          170,881          400,071          716,550
     Independent trustees' fees .........             375           14,375           14,375           14,375
                                             ------------     ------------     ------------     ------------
     TOTAL EXPENSES .....................          12,618          185,256          414,446          730,925
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) ............         129,504          864,069        1,011,430         (684,030)
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized losses from security
     transactions .......................        (122,242)      (3,005,115)     (11,852,918)     (24,868,827)
Capital gain distributions from other
     investment companies ...............           5,712          105,514               --               --
Net change in unrealized appreciation/
     depreciation on investments ........         (62,879)      (1,086,273)      (4,046,545)     (12,610,675)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS .....................        (179,409)      (3,985,874)     (15,899,463)     (37,479,502)
                                             ------------     ------------     ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $    (49,905)    $ (3,121,805)    $(14,888,033)    $(38,163,532)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                             MARKMAN INCOME                 MARKMAN CONSERVATIVE
                                                          ALLOCATION PORTFOLIO              ALLOCATION PORTFOLIO

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $    129,504     $     29,887     $    864,069     $    705,276
     Net realized gains (losses) from
          security transactions ..................        (122,242)         (36,535)      (3,005,115)         118,089
     Capital gain distributions from other
          investment companies ...................           5,712            1,355          105,514          321,525
     Net change in unrealized
          appreciation/depreciation on investments         (62,879)         (18,553)      (1,086,273)      (6,577,569)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..         (49,905)         (23,846)      (3,121,805)      (5,432,679)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (129,504)         (29,887)        (864,069)        (524,764)
     Distributions in excess of net
          investment income ......................            (244)              --           (3,701)              --
     Return of capital ...........................         (11,512)             (92)              --               --
     Distributions from net realized gains .......              --               --               --         (495,920)
     Distributions in excess of net
          realized gains .........................          (5,577)              --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (146,837)         (29,979)        (867,770)      (1,020,684)
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       4,586,623        1,134,297        1,994,011        6,825,308
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         141,280           28,828          852,846          997,665
     Payments for shares redeemed ................      (3,490,413)      (2,466,457)      (7,482,830)     (10,764,911)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................       1,237,490       (1,303,332)      (4,635,973)      (2,941,938)
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........       1,040,748       (1,357,157)      (8,625,548)      (9,395,301)

NET ASSETS:
     Beginning of year ...........................         538,924        1,896,081       25,203,597       34,598,898
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $  1,579,672     $    538,924     $ 16,578,049     $ 25,203,597
                                                      ============     ============     ============     ============


                                                            Markman Moderate                  Markman Aggressive
                                                          Allocation Portfolio              Allocation Portfolio

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $  1,011,430     $    557,250     $   (684,030)    $ (1,311,766)
     Net realized gains (losses) from
          security transactions ..................     (11,852,918)       3,180,382      (24,868,827)      (6,596,458)
     Capital gain distributions from other
          investment companies ...................              --        1,328,080               --        5,120,414
     Net change in unrealized
          appreciation/depreciation on investments      (4,046,545)     (28,915,199)     (12,610,675)     (39,667,392)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..     (14,888,033)     (23,849,487)     (38,163,532)     (42,455,202)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (982,935)        (525,842)              --               --
     Distributions in excess of net
          investment income ......................              --               --               --               --
     Return of capital ...........................              --               --               --               --
     Distributions from net realized gains .......              --       (3,545,284)              --               --
     Distributions in excess of net
          realized gains .........................              --               --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (982,935)      (4,071,126)              --               --
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       9,363,740       13,903,179       15,698,230       38,806,207
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         967,122        4,016,402               --               --
     Payments for shares redeemed ................     (21,486,175)     (26,225,375)     (23,545,316)     (21,042,890)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................     (11,155,313)      (8,305,794)      (7,847,086)      17,763,317
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........     (27,026,281)     (36,226,407)     (46,010,618)     (24,691,885)

NET ASSETS:
     Beginning of year ...........................      64,572,361      100,798,768      111,670,175      136,632,060
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $ 37,546,080     $ 64,572,361     $ 65,659,557     $111,670,175
                                                      ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10                                  Markman

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

==============================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                        Year ended            Year ended          Period ended
                                                 December 31, 2001     December 31, 2000  December 31, 1999(A)

Net asset value at beginning of period .......        $       9.08          $      10.02          $      10.00
                                                      ------------          ------------          ------------

Income from investment operations:
     Net investment income ...................                0.51                  0.60                  0.24
     Net realized and unrealized gains
          (losses) on investments ............               (0.70)                (0.94)                 0.08
                                                      ------------          ------------          ------------
Total from investment operations .............               (0.19)                (0.34)                 0.32
                                                      ------------          ------------          ------------

Less distributions:
     Dividends from net investment income ....               (0.51)                (0.60)                (0.24)
     Return of capital .......................               (0.06)                   --                 (0.06)
     Distributions in excess of
          net realized gains .................               (0.03)                   --                    --
                                                      ------------          ------------          ------------
Total distributions ..........................               (0.60)                (0.60)                (0.30)
                                                      ------------          ------------          ------------

Net asset value at end of period .............        $       8.29          $       9.08          $      10.02
                                                      ============          ============          ============

Total return .................................               (1.91%)               (3.51%)                3.27%(B)
                                                      ============          ============          ============

Net assets at end of period (000's) ..........        $      1,580          $        539          $      1,896
                                                      ============          ============          ============

Ratio of expenses to average net assets ......                0.65%                 0.65%                 0.64%(C)

Ratio of net investment income to
     average net assets ......................                6.66%                 5.26%                 6.97%(C)

Portfolio turnover rate ......................                 168%                  130%                   78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.32         $    14.18         $    12.33         $    11.82         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.57               0.33               0.55               0.25               0.33
     Net realized and unrealized gains
          (losses) on investments ........        (1.98)             (2.71)              2.53               1.03               1.31
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (1.41)             (2.38)              3.08               1.28               1.64
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.52)             (0.25)             (0.49)             (0.28)             (0.30)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.02)             (0.15)
     Distributions from net realized gains           --              (0.23)             (0.74)             (0.47)             (0.86)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.52)             (0.48)             (1.23)             (0.77)             (1.31)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     9.39         $    11.32         $    14.18         $    12.33         $    11.82
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (12.47%)           (16.81%)            24.97%             10.83%             14.27%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   16,578         $   25,204         $   34,599         $   30,467         $   36,680
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         4.44%              2.23%              3.89%              1.70%              2.38%

Portfolio turnover rate ..................          147%                95%                78%               165%                48%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                   11

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.67         $    16.69         $    13.35         $    11.90         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.24               0.11               0.31               0.12               0.26
     Net realized and unrealized gains
          (losses) on investment .........        (2.98)             (4.35)              4.43               2.06               1.96
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (2.74)             (4.24)              4.74               2.18               2.22
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.24)             (0.10)             (0.29)             (0.12)             (0.26)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.04)             (0.21)
     Distributions from net realized gains           --              (0.68)             (1.11)             (0.57)             (1.34)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.24)             (0.78)             (1.40)             (0.73)             (1.81)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     8.69         $    11.67         $    16.69         $    13.35         $    11.90
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (23.54%)           (25.38%)            35.49%             18.32%             19.38%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   37,546         $   64,572         $  100,799         $   83,799         $   86,388
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         2.32%              0.64%              1.98%              0.84%              1.96%

Portfolio turnover rate ..................          162%               142%                68%               117%                82%

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    16.13         $    22.20         $    16.01         $    12.74         $    12.26
                                             ----------         ----------         ----------         ----------         ----------
Income from investment operations:
     Net investment income (loss) ........        (0.11)             (0.19)             (0.13)             (0.09)              0.01
     Net realized and unrealized gains
          (losses) on investments ........        (5.42)             (5.88)              8.12               3.42               2.32
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (5.53)             (6.07)              7.99               3.33               2.33
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income            --                 --                 --                 --              (0.01)
     Distributions in excess of net
          investment income ..............           --                 --                 --                 --              (0.19)
     Distributions from net realized gains           --                 --              (1.80)             (0.06)             (1.65)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................           --                 --              (1.80)             (0.06)             (1.85)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $    10.60         $    16.13         $    22.20         $    16.01         $    12.74
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (34.28%)           (27.34%)            49.88%             26.17%             18.96%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   65,660         $  111,670         $  136,362         $   91,615         $   84,401
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income (loss) to
     average net assets ..................        (0.89%)            (0.92%)            (0.76%)            (0.62%)             0.05%

Portfolio turnover rate ..................          177%               106%                56%               101%               141%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest, the deferral of certain losses under Federal income tax regulations and the use of equalization debits and credits for Federal income tax purposes. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

================================================================================

The following information is computed on a tax basis for each item as of December 31, 2001:

                                                              MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                               INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                                           ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

Cost of portfolio investments .......................    $  1,635,338     $ 17,034,259     $ 38,435,631     $ 59,926,821
                                                         ============     ============     ============     ============
Gross unrealized appreciation .......................    $      8,840     $  1,010,401     $  3,098,192     $  7,967,380

Gross unrealized depreciation .......................         (89,616)      (1,652,673)      (4,546,166)      (2,670,321)
                                                         ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..........    $    (80,776)    $   (642,272)    $ (1,447,975)    $ (5,297,059)
                                                         ============     ============     ============     ============
Capital loss carryforward ...........................    $   (150,446)    $ (3,157,832)    $(11,492,567)    $(25,416,214)
                                                         ============     ============     ============     ============
Undistributed ordinary income .......................    $         --     $     96,294     $         --     $         --
                                                         ============     ============     ============     ============

--------------------------------------------------------------------------------
                                    Markman                                   13

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

All of the capital loss carryforwards expire in 2009 except for the $6,966 expiring in 2007 and $35,516 expiring in 2008 for the Markman Income Allocation Portfolio and $1,831,752 expiring in 2008 for the Markman Aggressive Allocation Portfolio.

The tax character of distributions paid for the years ended December 31, 2001 and 2000 was as follows:

                                         MARKMAN INCOME      MARKMAN CONSERVATIVE           MARKMAN MODERATE      MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
                                      2001         2000         2001         2000          2001         2000       2001         2000

From ordinary income .......    $  135,325   $   29,887   $  867,770   $  734,132    $  982,935   $  665,001     $   --       $   --
From long-term capital gains            --           --           --      286,552            --    3,406,125         --           --
From capital ...............        11,512           92           --           --            --           --         --           --
                                ----------   ----------   ----------   ----------    ----------   ----------     ------       ------
                                $  146,837   $   29,979   $  867,770   $1,020,684    $  982,935   $4,071,126     $   --       $   --
                                ==========   ==========   ==========   ==========    ==========   ==========     ======       ======

The $684,030 net investment loss of the Markman Aggressive Allocation Portfolio was reclassified to paid-in capital as of December 31, 2001.
The $11,512 return of capital of the Markman Income Allocation Portfolio was reclassified to paid-in-capital as of December 31, 2001. Such reclassifications have no effect on the net assets or net asset value per share of these Portfolios.

================================================================================

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,233,542 and $2,904,627, respectively, for the Markman Income Allocation Portfolio, $28,257,233 and $32,323,129, respectively, for the Markman Conservative Allocation Portfolio, $70,887,384 and $82,576,784, respectively, for the Markman Moderate Allocation Portfolio, and $136,351,354 and $146,694,244, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. IFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended December 31, 2001, no Funds in the Trust had outstanding borrowings under the line of credit. No compensating balances are required.

================================================================================

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 2001 and December 31, 2000.

                                         MARKMAN INCOME    MARKMAN CONSERVATIVE        MARKMAN MODERATE       MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
                                        2001       2000        2001        2000        2001        2000        2001         2000

Shares sold ......................   520,997    115,701     202,071     490,388   1,011,743     876,226   1,443,362    1,771,691
Shares issued in reinvestment of
     distributions to shareholders    16,998      3,054      90,825      88,133     111,291     344,165          --           --
Shares redeemed ..................  (406,798)  (248,550)   (752,955)   (791,536)  (2,333,938) (1,729,279) (2,172,694)   (988,000)
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Net increase (decrease) in
     shares outstanding ..........   131,197   (129,795)   (460,059)   (213,015)  (1,210,904)  (508,888)   (729,332)     783,691
Shares outstanding,
     beginning of year ...........    59,371    189,166   2,226,113   2,439,128   5,530,938   6,039,826   6,925,210    6,141,519
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Shares outstanding, end of year ..   190,568     59,371   1,766,054   2,226,113   4,320,034   5,530,938   6,195,878    6,925,210
                                    ========   ========   =========   =========   =========   =========   =========   ==========

--------------------------------------------------------------------------------
14                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)
Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

INTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
JUDITH E. FANSLER2        Secretary     Since Inception   Chief Operating Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.
Edina, MN 55435
Age: 51

RICHARD W. LONDON2        Treasurer     Since Inception   Chief Financial Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.; Vice
Edina, MN 55435                                           President and Treasurer,
Age: 58                                                   Markman Securities, Inc.

EMILEE MARKMAN3           Trustee       Since Inception   Executive Director,        4            N/A
6600 France Ave. South,                                   Markman Capital
Suite 565                                                 Foundation
Edina, MN 55435
Age: 48

ROBERT J. MARKMAN2        Chairman of   Since Inception   President, Treasurer and   4            N/A
6600 France Ave. South,   the Board                       Secretary of Markman
Suite 565                 and                             Capital Management, Inc.
Edina, MN 55435           President
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

DISINTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
RICHARD E. DANA           Trustee       Since Inception   President, Jet             4            N/A
748 Goodrich Ave.                                         Construction and
Saint Paul, MN 55105                                      Remodeling, Inc.;
Age: 55                                                   Managing Partner, Jet
                                                          Diversified LLC

PETER DROSS               Trustee       Since Inception   Director of Development,   4            N/A
717 East River Rd.                                        The Center for Victims
Minneapolis, MN 55455                                     of Torture
Age: 44

SUSAN GALE                Trustee       Since Inception   Real Estate Advisor;       4            N/A
6600 France Ave. South,                                   Edina Realty
Suite 565
Edina, MN 55435
Age: 49

SUSAN M. LINDGREN         Trustee       Since Inception   Contract Trainer, Life     4            Director, The
7401 Metro Boulevard #460                                 Design Education (a non-                Pelican
Minneapolis, MN 55439                                     profit adult education/                 Project
Age: 37                                                   training company); Manager,
                                                          IT Works! (a recruiting
                                                          and training President,
                                                          Sue Lindgren & Associates
                                                          (a consulting firm)

MELINDA S. MACHONES       Trustee       Since Inception   Self-employed management   4            N/A
6600 France Ave. South,                                   and technology consultant;
Suite 565                                                 Director of Information
Edina, MN 55435                                           Technologies, The College
Age: 47                                                   of St. Scholastic

MICHAEL J. MONAHAN        Trustee       Since Inception   President, Ecolabs         4            N/A
6600 France Ave. South,                                   Foundation
Suite 565
Edina, MN 55435
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

--------------------------------------------------------------------------------
                                    Markman                                   15

================================================================================
                          INDEPENDENT AUDITOR'S REPORT
================================================================================

                                                                          [LOGO]
                                                                        ANDERSEN

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust comprising the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio, and the Markman Aggressive Allocation Portfolio as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Markman MultiFund Trust as of December 31, 2001, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio
January 11, 2002

--------------------------------------------------------------------------------
16                                  Markman

================================================================================
                                  STAY INFORMED
================================================================================

PORTFOLIO/STRATEGY UPDATE
800-975-5463
Bob Markman's weekly market overview and MultiFund activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

                    ----------------------------------------
                        Website Provides Updates On-Line

                    For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to the MultiFunds web site at:

                                 www.markman.com

                    ----------------------------------------

These forms are available:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST).  Toll-free:
800-707-2771.

==================================================================================================
MARKMAN                     INVESTMENT ADVISER                  SHAREHOLDER SERVICES
MULTIFUNDS                  Markman Capital Management, Inc.    c/o Integrated Fund Services, Inc.
----------                  6600 France Avenue South            P.O. Box 5354
For investors too smart     Minneapolis, Minnesota  55435       Cincinnati, Ohio  54201-5354
to do it themselves(sm)     Telephone: 952-920-4848             Toll-free: 800-707-2771
                            Toll-free: 800-395-4848

Authorized  for  distribution  only if  preceded  or  accompanied  by a  current prospectus.
---------------------------------------------------------------------------------------------------

MARKMAN
MULTIFUNDS
----------                         FIRST CLASS
FOR INVESTORS TOO SMART
TO DO IT THEMSELVES(R)

6600 France Avenue South
Minneapolis, Minnesota  55435

                                                                __________, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST
                      6600 France Avenue, South, Suite 565
                              Minneapolis, MN 55435

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated _________, 2002, as supplemented from time to time with respect to the Markman Total Return Portfolio (the "Portfolio"). The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.


INVESTMENT ADVISER                                SHAREHOLDER SERVICES
Markman Capital Management, Inc.                  c/o Markman MultiFund Trust
6600 France Avenue South, Suite 565               P.O. Box 5354
Minneapolis, MN  55435                            Cincinnati, OH  45201-5354
Toll-free:  1-800-395-4848                        Toll-free:  1-800-707-2771
Telephone:  (952) 920-4848

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


DESCRIPTION OF THE TRUST.......................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT RESTRICTIONS.......................................................16

QUALITY RATINGS OF DEBT SECURITIES............................................17

TRUSTEES AND OFFICERS.........................................................21

PRINCIPAL SECURITY HOLDERS....................................................24

INVESTMENT MANAGER............................................................25

TRANSFER AGENT AND ADMINISTRATOR..............................................26

CALCULATION OF SHARE PRICE....................................................26

TAXES.........................................................................27

PURCHASE AND REDEMPTION OF SHARES.............................................28

SPECIAL REDEMPTIONS...........................................................28

CUSTODIAN.....................................................................28

AUDITORS AND LEGAL COUNSEL....................................................28

PORTFOLIO TRANSACTIONS........................................................29

PERFORMANCE INFORMATION.......................................................29

     A.  Total Return.........................................................29
     B.  Nonstandardized Total Return.........................................30
     C.  Other Information Concerning Fund Performance........................31

ANNUAL REPORT.................................................................36

                            DESCRIPTION OF THE TRUST
                            ------------------------

Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940 (the "1940 Act"). The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers four Portfolios, one of which, Markman Total Return Portfolio, is described in this Statement of Additional Information. When issued, shares of the Portfolio are fully paid, non-assessable and freely transferable. Each share in the Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of the Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.)

Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolio. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

On August 13, 2002, the Trustees of the Trust unanimously approved a plan of reorganization for each of the Markman Aggressive Allocation, Markman Moderate Allocation and Markman Conservative Allocation Portfolios whereby, subject to shareholder approval, each such Portfolio will transfer all of its assets and identified liabilities to the newly formed Markman Total Return Portfolio in exchange for shares of Markman Total Return Portfolio. It is anticipated that holders of shares of Markman Aggressive
Allocation, Markman Moderate Allocation and Markman Conservative Allocation Portfolios as of October 1, 2002 will vote on the respective plans of reorganization at a meeting to be held on December 13, 2002.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

     The Portfolio seeks maximum total return with reduced risk. Returns will include capital appreciation, dividend income, and interest income. The Portfolio seeks to achieve its investment objectives by investing in individual securities, shares of other open-end investment companies, shares of exchange traded funds, and shares of closed-end investment companies.

     The Portfolio intends to purchase shares of individual securities, exchange traded funds, closed-end and other open-end mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). With respect to investments in other open-end mutual funds, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying open-end mutual funds that the Portfolio may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when the Portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one open-end underlying fund.

     At times, the Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the Portfolio and underlying funds.

FOREIGN SECURITIES

Most of the Portfolio's investments in foreign securities will be through underlying funds. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when the Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly the Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by the Portfolio or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Portfolio or an underlying fund will reduce the net income of the Portfolio or the underlying fund available for distribution to the Portfolio.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital Management, Inc. nor you have access to the underlying funds and the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, an underlying fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

The Portfolio or an underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. The Portfolio or an underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

The Portfolio or an underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. The Portfolio's or an underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Portfolio or an underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

The Portfolio or an underlying open end investment company (mutual fund) may invest up to 15% (10% for money market funds) of its net assets in securities for which there is no readily available market ("illiquid securities"). Closed-end investment companies are not subject to any SEC prescribed limitations on illiquid and restricted securities. This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the Portfolio or an underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by the Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by the Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets. However, since the Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Portfolio may hold securities distributed by an underlying fund unless and until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

LOANS OF PORTFOLIO SECURITIES

The Portfolio or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Portfolio or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio or the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

The Portfolio or an underlying fund may sell securities short. In a short sale the Portfolio or the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Portfolio or the underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Portfolio or the underlying fund. Until the security is replaced, the Portfolio or the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Portfolio or an underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, the Portfolio or an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The Portfolio or an underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio or the underlying fund replaces the borrowed security. The Portfolio or an underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Portfolio or an underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Portfolio or the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

The Portfolio or an underlying fund may concentrate its investments within one industry. The value of the shares of the Portfolio or such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

The Portfolio or an underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the Portfolio or an underlying fund owns the optioned securities. When the Portfolio or an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio or underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Portfolio or an underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio or an underlying fund on which it wishes to terminate its obligation. If the Portfolio or an underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the Portfolio or an underlying fund delivers the underlying security).

The Portfolio or an underlying fund may write and purchase put options ("puts"). When the Portfolio or an underlying fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio or underlying fund at the exercise price at any time during the option period. When the Portfolio or an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. The Portfolio or an underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Portfolio or an underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Portfolio or an underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio or an underlying fund. In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the Portfolio or underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio or underlying fund.

FUTURES CONTRACTS

The Portfolio or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Portfolio or an underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Portfolio or an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of the Portfolio or an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

The Portfolio or an underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, the Portfolio or an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when the Portfolio or an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to the Portfolio or an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

The Portfolio or an underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Portfolio or an underlying fund may close its positions by taking opposite positions that will operate to terminate the Portfolio's or the underlying fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio or an underlying fund, and the Portfolio or an fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge the Portfolio's or an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio or an underlying fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio or an underlying fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that sufficient assets are available to satisfy their obligations under their futures contracts, the Portfolio and the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to the Portfolio or an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the Portfolio's or an underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

The Portfolio or an underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio or an underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. The Portfolio or an underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. The Portfolio or an underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio or an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

The Portfolio or an underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

The Portfolio or an underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

The Portfolio or an underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio or such underlying fund generally is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the Portfolio's or underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

The Portfolio or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high-risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high-risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high-risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high-risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by the Portfolio or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio or such underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high-risk security's value will decrease in a rising interest rate market, as will the value of the Portfolio's or the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Portfolio or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent the Portfolio or such underlying fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Portfolio or an underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high-risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, Markman Capital Management, Inc. (the "Adviser") and underlying funds should monitor the issuers of high yield, high risk securities in the Portfolio's or underlying fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Portfolio or the underlying fund can meet redemption requests. To the extent that the Portfolio or an underlying fund invests in high yield, high risk securities, the achievement of the Portfolio's or underlying fund's investment objective may be more dependent on the Portfolio's or the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

The Portfolio or an underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio or an underlying fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

The Portfolio or an underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which the Portfolio or an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Portfolio and underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. The Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that the Portfolio may not:

     1. Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     3. Make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. Purchase or sell real estate except that the Portfolio may (1) hold and sell real estate acquired as a result of the Portfolio's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5.   Purchase or sell  physical  commodities  except that the Portfolio may
          (1) hold and sell physical commodities acquired as a result of the Portfolio's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. Purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. SENIOR SECURITIES. The following activities will not be considered to be issuing senior securities with respect to the Portfolio:
          1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
          2. Collateral arrangements in connection with initial and variation margin.
          3. A pledge, mortgage or hypothecation of the Portfolio's assets to secure its borrowings.

     The underlying funds in which the Portfolio may invest may, but need not, have the same investment policies as the Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balanced, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes acceptable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              TRUSTEES AND OFFICERS

     The name, address, age, position with the Trust, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below. The Board of Trustees is responsible for managing the business affairs of the Trust.

INTERESTED TRUSTEES AND OFFICERS:

                                                                                               OTHER
                                                                                               NUMBER OF            DIRECTORSHIPS
NAME/ADDRESS                 POSITION                                                          PORTFOLIOS IN FUND   HELD BY
AGE                          WITH FUND/                PRINCIPAL OCCUPATION                    COMPLEX OVERSEEN     DIRECTOR OUTSIDE
                             TIME SERVED1              DURING LAST 5 YEARS                     BY TRUSTEE           THE FUND COMPLEX
Robert J. Markman2           Chairman of the Board     President, Treasurer and Secretary             4             N/A
6600 France Avenue South     and President             of Markman Capital Management, Inc.
Suite 565                    Since Inception
Edina, MN 55435
Age 50

Judith E. Fansler            Secretary                 Chief Operating Officer                                      N/A
6600 France Avenue South     Since Inception           Markman Capital Management, Inc.
Suite 565
Edina, MN 55435
Age 51

Richard W. London            Treasurer                 Chief Financial Officer                                      N/A
6600 France Avenue South     Since Inception           Markman Capital Management, Inc.
Suite 565                                              Formerly, Vice President and Treasurer,
Edina, MN 55435                                        Markman Securities, Inc.
Age 59

DISINTERESTED (INDEPENDENT) TRUSTEES:

Susan Gale                   Trustee                   Real Estate Advisor, Edina Realty.             4             N/A
6600 France Avenue South     Since Inception
Suite 565
Edina, MN 55435
Age 49

Melinda S. Machones          Trustee                   Self-employed management and  technology       4             N/A
6600 France Avenue South     Since Inception           consultant. Formerly, Director of Information
Suite 565                                              Technologies, The College of St. Scholastic.
Edina, MN 55435
Age 47

Michael J. Monahan           Trustee                   Vice President, External Relations, Ecolab
6600 France Avenue South     Since Inception           (a provider of institutional cleaning          4             N/A
Suite 565                                              and sanitation products and services).
Edina, MN 55435
Age 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
2 Mr. Markman is an "interested person" of the Trust as defined in the 1940 Act, as amended, because of his relationship to Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust.

TRUSTEES' OWNERSHIP IN PORTFOLIOS:

                       Dollar Range of Equity     Dollar Range of Equity Dollar
                       ----------------------     -----------------------------
                       Securities in Markman       Range of Equity Securities
                       ---------------------       --------------------------
                           MultiFund Trust              in the Portfolio                       Fund
                           ---------------              ----------------                       ----
Susan Gale                      None                          None
Melinda S. Machones         Over $100,000                 Over $100,000             Aggressive Allocation Portfolio
Robert J. Markman        $50,001 - $100,000            $50,001 - $100,000           Aggressive Allocation Portfolio
Michael J. Monahan          $1 - $10,000                  $1 - $10,000              Aggressive Allocation Portfolio

Ms. Gale and Mr. Monahan are members of the Trust's Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were two Audit Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' COMPENSATION:

Name                                         Total Compensation from Trust*
----                                         -----------------------------

Susan Gale                                   $ 6,500
Melinda S. Machones                            6,000
Robert J. Markman                                  0
Michael J. Monahan                             6,500

*Amounts shown include planned payments per annum. The Trust does not pay any retirement benefits to the Trustees for their service.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

FACTORS  CONSIDERED  BY THE  INDEPENDENT  TRUSTEES IN APPROVING  THE  INVESTMENT
MANAGEMENT AGREEMENT. The 1940 Act requires that the Trust's investment management agreement be approved initially and thereafter annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Board of Trustees and Independent Trustees unanimously approved the Trust's existing investment management agreement with respect to the Portfolio for an initial term of two years at a Board meeting held August 13, 2002. In approving the agreement, the Independent Trustees met independently from the Interested Trustees of the Trust and any officers of the Adviser. Although the Independent Trustees decided not to retain their own counsel separate from that of the Trust, such counsel was available to answer questions of the Independent Trustees regarding their responsibilities in evaluating the investment management agreement.

In evaluating the investment management agreement, the Independent Trustees noted that they had previously been provided with materials by the Adviser, including information regarding the Adviser, its personnel, operations and financial condition. The Independent Trustees discussed with representatives of the Adviser the Trust's operations and the Adviser's ability to provide advisory and other services to the Portfolio. The Independent Trustees reviewed, among other things:

     o a description of the investment advisory and other services provided to the Trust by the Adviser;
     o an analysis of the performance of other mutual funds managed by the Adviser over various periods;
     o standardized industry performance data with respect to comparable investment companies and appropriate indices; and
     o comparative analyses of advisory fees and expense ratios of the Portfolio versus such fees and expenses of comparable investment companies.

The Independent Trustees considered the following as relevant to their determinations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other mutual funds managed by the Adviser since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

After consideration of the above information and such other factors and information that it considered relevant, the Board of Trustees concluded that the terms of the investment management agreement were fair and reasonable and that approval of the investment management agreement was in the best interests of the Trust and its shareholders. Accordingly, the Board of Trustees and the Independent Trustees unanimously approved the investment management agreement.

                               INVESTMENT MANAGER
                               ------------------

Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolio pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Officers of the Trust.

Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolio with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolio for any costs incurred. As compensation for its services, the Portfolio pays Markman Capital a fee based upon its average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus.

Markman Capital is contractually required to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this Prospectus. If the Portfolio's expenses fall below 1.50% within three years after the Advisor has made such a reimbursement, the Portfolio will reimburse the Advisor up to the amount not to exceed its expense limitation.

By its terms, the Trust's investment management agreement with respect to the Portfolio remains in effect for an initial term of two years and thereafter from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------

 Pursuant to an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolio, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. For these services, Integrated receives from the Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of 0.04% of aggregate average daily net assets of the Portfolio up to $200 million, 0.03% of such assets between $200 million and $500 million, and 0.02% of such assets in excess of $500 million. For the fiscal years ended December 31, 2001, 2000 and 1999, Integrated received fees of $291,286, $333,580 and $316,825, respectively,  t  with  respect  to the  Trust's  other  investment  portfolios.
Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------

The share price (net asset value or "NAV") of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Portfolio's securities that its NAV might be materially affected. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Portfolio. This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Portfolio intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolio intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (30% for calendar years 2002 and 2003) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

                                 CODE OF ETHICS
                                 --------------

[To be inserted.]

                               SPECIAL REDEMPTIONS
                               -------------------

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (including underlying fund shares) from the portfolio of the Portfolio, instead of in cash, in conformity with applicable rules of the SEC. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

Pursuant to a Custodian Agreement between the Trust, Fifth Third Bank ("Fifth Third") and Markman Capital, Fifth Third provides custodial services to the Trust and the Portfolio. The principal business address of Fifth Third is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------

The firm of ___________has been selected as independent public accountant for the Trust for the fiscal year ending December 31, 2002. ____________________________________, performs an annual audit of the Trust's financial statements and advises the Portfolio as to certain accounting matters.

Sullivan & Worcester LLP, Washington, D.C., is legal counsel to the Trust and the Independent Trustees.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

Markman Capital is responsible for decisions to buy and sell securities for the Portfolio and for the placement of the Portfolio's portfolio business and negotiation of commissions, if any, paid on these transactions. It is our intention to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, we consider the quality of execution provided and the use and value of the data. We may judge such data with reference to a particular order or, alternatively, in terms of its value to the overall management of the Portfolio. We may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, we will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of our overall responsibilities to the Portfolio. In reaching this determination, we will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The Portfolio will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

The Portfolio charges a redemption fee of one percent (1%) to shareholders who redeem shares within two years of purchase. The fee is withheld from the proceeds and retained by the Portfolio for the benefit of the remaining shareholders.

The Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed an underlying fund upon shareholders (such as the Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Portfolio would bear such redemption fee. The Portfolio will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

As of the date of this Statement of Additional Information, the Portfolio had not commenced operations. Therefore, no performance information is available.

A.   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

From time to time, quotations of the Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average annual total return is computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)^n = ERV
Where:
  P = hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of the Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

B. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by find the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                P (1 + T)n = ATVD
Where:
P =    a hypothetical initial payment of $1,000, less the maximum sales load
T =    average annual total return (after taxes on distribution)
n =    number of years
ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on Portfolio distributions but not after taxes on redemption

The taxes due on any distributions by the Portfolio are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those used to compute the quotations. The taxable amount and tax character of each distribution specified by the Fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     For purposes of the above computations, it is assumed that all dividends and distributions made by the Portfolio are reinvested at NAV during the designated period. The average annual total return quotation is determined to the nearest 1/100th of 1%.

     In determining the average annual total return (calculated as provided here), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a mean account size.

C.   NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, the Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. The Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

D.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

The Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns. The Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Portfolio's shares when redeemed may be more or less than their original cost.

The Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

The Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio.
Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.
From time to time the Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

E.   YIELD

From time to time, in reports and promotional literature, the Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. The Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. The Portfolio may discuss the performance of financial markets and indices over various time periods. The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors
(DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

When comparing yield, total return and investment risk of shares of the Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolio. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of the Portfolio is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Portfolio for any period in the future. The performance of the Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Portfolio's performance.

                                    MARKMAN
                                   MULTIFUNDS

                                             Semi-Annual
                                             Report

                                             June 30, 2002
                                             Unaudited

                                             Conservative Allocation Portfolio

                                             Moderate Allocation Portfolio

                                             Aggressive Allocation Portfolio

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

Inside front cover is intentionally left blank.

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WILL THIS EVER END?

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It wasn't supposed to be like this. For nearly a century--actually, since before
World War I--investors have been able to count on one reliable, constant, and trustworthy pattern. That is, when the economy comes out of a recession and begins to grow, the stock market follows suit and moves up. (In fact, historically, the market most often anticipates a future recovery and begins to go up even before the official end of the recession.) And so earlier this year, in the face of mounting evidence that the economy was on the mend, many observers became more optimistic about returns in 2002. After all, the long-term historic record had been very clear: post recession, while the pace and degree of market recovery has varied, it always has recovered. Until now.

Yet the undeniable fact is still that we are in the midst of an economic expansion. While the torrid 6.5% growth of the first quarter (propelled largely by inventory rebuilding) has moderated, the economy still seems to be chugging along at a healthy and very sustainable rate. Indices of manufacturing and services activity were hitting highs not seen for a couple of years, and consumer confidence reached levels considered unthinkable in the wake of 9/11. To be sure, not all sectors of the economy are moving ahead at the same rate, or even moving at all. Housing and the general broad range of consumer-oriented companies are doing well, but many technology companies can't seem to get things jump-started and telecommunications is still mired in a nuclear winter.

EARNINGS RECOVERY LATER RATHER THAN SOONER

This became evident with the release of first quarter earnings in April. Here we were, presented with the Holy Grail set of investor indicators: low interest rates, low inflation, moderating energy prices, growing productivity, an overall expanding economy and positive consumer sentiment. But what should have been powerful "mojo" for the market fell like water on desert sands. We saw, to our consternation, that the recovery was not being felt by much of corporate America. Indeed, many companies were still giving investors relatively cautious, if not gloomy, earnings guidance for the coming months, with the biggest question mark in the corporate spending

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Here we were,  presented  with the Holy Grail set of  investor  indicators:  low interest rates, low inflation, moderating energy prices, growing productivity, an overall expanding economy and positive consumer sentiment. But what should have been powerful "mojo" for the market fell like water on desert sands.
--------------------------------------------------------------------------------

arena. In reaction, stocks began a swoon in mid-April that has lasted through the end of the second quarter and shows little sign of abating.

Once we saw the reality as it was actually unfolding, we took action in the portfolios to limit our exposure to the most troubled areas of the market, selling off most of our aggressive growth and technology positions in May. By doing so, we avoided a good deal of the subsequent market meltdown, and finished the first half with our volatility profile well below that of the market. Unfortunately by then much damage had already been done.

SCANDALS THROW FUEL ON THE FIRE

Of course, the big "news" story of the first half was the unfolding scandal in corporate governance and accounting. The year began with the Enron revelations, and much of the weakness in the market early in the year was attributed to "Enronitis." The feeling in many quarters was that as ethically ugly as the story was, it was pretty much limited to this one company and would not affect the market longer term.

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                                    Markman

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That was incorrect.  Subsequent  revelations  of fraud at other large  companies such as World Com have left even veteran, sophisticated investors wondering what they can and cannot trust. As this goes to the very heart of evaluation of corporate worth and investment decision-making, it's no wonder that this has mushroomed into a significant crisis of confidence.

Adding the fuel of disgust to the fire of fraud are the reports of corporate executives selfishly lining their own pockets even as shareholders and employees find their financial lives destroyed. And, as if that isn't enough, there is still the ongoing concern about possible terrorist events--a concern that just adds an underlying element of nervousness to everyone's calculations.

All told, it's a pretty ugly mixture; I'm depressing myself just writing about it!

GOOD NEWS/BAD NEWS

But as I pen this (in the beginning of July) I can't help but conclude that we are in a classic "good news/bad news" period. The bad news is that things are going to get worse. The problems noted above cannot be completely resolved in the near term. And the negative momentum that has built up in the market has created truly awesome downside forces. The good news is that these same forces are creating the values in the market from which will spring the next major advance upward.

Yes, we are in a vicious bear market. It is scary, frustrating and emotionally draining. And it is almost over. We note that in just the past month or so, even those stocks that had seemed to weather the bear well over the past year have finally begun to decline. In fact, as the quarter ended, we were seeing greater declines in the Dow and S&P than in the Nasdaq.

This last phase of almost indiscriminate selling is a pretty clear indication that we are very late in the game. And while I completely expect the market to go lower over the near term as "irrational

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I fully  anticipate  that we will see a panic low sometime  this  summer.  And I fully anticipate that we will grasp that opportunity to increase our market exposure at bargain basement prices.
--------------------------------------------------------------------------------

pessimism" becomes the mood of the day, I see the next few weeks as the beginning of excellent buying opportunities in many areas of the market. I see this period as very similar (with the benefit of 20/20 hindsight) to the February-March 2000 period.

From February 1 through March 10, the Nasdaq exploded for a 1000-point gain, skyrocketing from 4000 to over 5000! Some 25% in a little over a month. And most--not all, but most--market observers were NOT saying that an apocalyptic decline was in the making. Euphoria and optimism ruled the day.

EARLY IS OK

During that brief period, those who sold at 4000 seemed to have really goofed and were chagrined at all the money they left on the table. Yet as time unfolded we could see that this last eruption in prices was just that--the last irrational spurt before the bubble burst. And Nasdaq 4000 eventually looked like a pretty darn good exit point. Today, we may well be in the midst of exactly the same phenomenon--but on the downside. We are seeing an almost irrational meltdown in the prices of even sound companies. And while the market could--and probably will--go lower, with a two-three year time frame Nasdaq 1400 will seem like a pretty darn good entry point.

For 99% of our investing lives, the news and opinions on the market are a mixture of many differing perspectives. At rare moments, though, all the players: institutional investors, the media, the public, even politicians, all begin to sway to the same beat and mouth the same lyrics. In March of 2000 it was siren song of a tech driven New Economy that would produce double-digit returns as far as the eye could see. Today, it's the drums of doom, announcing that foxy crooks have taken over the henhouse of finance and have stolen all our money. History shows very clearly, much to the chagrin of investors, that those are exactly the times we must courageously go against the grain.

You will note, as you review the allocations of our portfolios, that we ended the second quarter with the lowest equity exposure we've had in years. I fully anticipate that we will see a panic low sometime this summer. And I fully anticipate that we will grasp that opportunity to increase our market exposure at bargain basement prices. Bargains and fire sale prices don't present themselves when everyone wants the product. Keep that in mind when you hear the media report how investors are now shunning the market.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
Our Goal: To achieve high long-term growth consistent with reasonable diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

The performance of this Portfolio in the first half of 2002 reflected its relatively aggressive stance during a period of general market malaise. As it became clear that the increases of the fourth quarter of 2001 would not continue, we changed the Portfolio composition to reduce its exposure to potential volatility, but not soon enough to keep it from dropping 27.7% during the first half of the year.

Although we believe we are very close to the bottom of this market, we are remaining relatively cautious with an unusually high percentage of cash and a diversified portfolio of funds. The Portfolio at the beginning of the second half of the year is almost a complete new construction, with only one holdover (Needham Growth Fund) from 2001.

At this point, the Portfolio is approximately 22% cash, 29% small-cap value, 25% large-cap growth, 8% large-cap value, and 16% overseas. Although the performance for the entire six months was less than stellar, we are encouraged that the current portfolio is outpacing the indices as they move downward, yet we are poised to take action when it appears the market is ready to start heading back up.

--------------------------------------------------------------------------------
    PORTFOLIO COMPARISON -- June 30, 2002
    -------------------------------------------------------------------------
                                     Markman Aggressive      Standard & Poors
                                    Allocation Portfolio**      500 Index1
                                    -----------------------------------------
                   Year-to-date            -27.7%                -13.3%
    -------------------------------------------------------------------------
       12 months ending 6/30/01            -39.1%                -18.1%
    -------------------------------------------------------------------------
             3 years annualized            -23.4%                - 9.2%
    -------------------------------------------------------------------------
             5 years annualized             -7.2%                  3.6%
    -------------------------------------------------------------------------
    Annualized since inception*              1.8%                 12.4%
    -------------------------------------------------------------------------
    *  from February 1, 1995
    ** The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Unlike the Portolios, this index is not managed and its returns do not reflect deductions for fees, expenses or taxes.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio -- June 30, 2002 (unaudited)
---------------------------------------------------------------------------------------

Fund                                          Shares     Market Value       % of Total
---------------------------------------------------------------------------------------
FBR Small Cap Financial Fund Class A         281,717     $  7,099,273             15.9%
---------------------------------------------------------------------------------------
INVESCO Leisure Fund-INV                     172,356        5,851,485             13.1%
---------------------------------------------------------------------------------------
T. Rowe Price Small-Cap Value Fund           229,972        5,758,490             12.9%
---------------------------------------------------------------------------------------
Needham Growth Fund *                        242,540        5,503,235             12.4%
---------------------------------------------------------------------------------------
Rydex Sector Rotation Fund Class H*          398,618        3,782,888              8.5%
---------------------------------------------------------------------------------------
T. Rowe Price New Asia Fund                  539,612        3,556,046              8.0%
---------------------------------------------------------------------------------------
Dreyfus Emerging Markets Fund                226,350        2,752,412              6.2%
---------------------------------------------------------------------------------------
T. Rowe Price Emerging Europe
  & Mediterranean Fund*                       88,465          605,988              1.4%
---------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                          13,624,482             30.6%
                                                         ------------     ------------
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $50,809,644)                       48,534,299            109.0%
---------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET                          (4,001,109)            -9.0%
                                                         ------------     ------------
---------------------------------------------------------------------------------------

NET ASSETS                                               $ 44,533,190            100.0%
                                                         ============     =============
* Non-income producing security.        See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                    Markman

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MODERATE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
Our Goal: To blend our Conservative and Aggressive approaches in a middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

We have always attempted to keep the Moderate Allocation midway between the Aggressive Allocation and the Conservative Allocation by utilizing the best ideas of each, trying to get better returns than the Conservative and lower volatility than the Aggressive. As a result the Moderate Portfolio dropped about 16.9% during the first half of the year.

The equity portion of the Moderate Portfolio is similar to the Aggressive Portfolio except for the Undiscovered Managers REIT Fund, which we purchased last year, and the Wells Fargo S&P REIT Index Fund, which is new to this Portfolio. Until interest rates start to increase, which we do not think will happen this year, REIT funds continue to provide better than market dividends and potential for capital gain.

Our bond component consists of mostly of high-yield bond funds, consistent with the evidence that economic recovery is well under way. We believe that corporate bond defaults have now peaked, that the pressure on high yields from ratings decreases in the investment grade area will subside, and these high yield bond funds will increase in value as fear of economic disaster abates. Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion this makes these type of investments even more attractive at this point in the cycle. The Portfolio contains three different high-yield bond funds, providing a variety of investment strategies and levels of risk.

In addition to the high-yield bond funds, we have purchased the PIMCO Emerging Markets Bond Fund. You may remember that we owned PIMCO Total Return Bond Fund and that this organization is one of the most respected bond managers around. Emerging Markets, which invests mostly in institutional quality bonds from emerging countries such as Mexico, Brazil, and Russia, promises the potential for high dividend returns and capital appreciation as these fast-growing economies improve their stability relative to more established nations.

--------------------------------------------------------------------------------
    PORTFOLIO COMPARISON -- June 30, 2002
    -------------------------------------------------------------------------
                                     Markman Aggressive      Standard & Poors
                                    Allocation Portfolio**      500 Index1
                                    -----------------------------------------
                   Year-to-date            -16.9%                -13.3%
    -------------------------------------------------------------------------
       12 months ending 6/30/01            -23.1%                -18.1%
    -------------------------------------------------------------------------
             3 years annualized            -16.5%                - 9.2%
    -------------------------------------------------------------------------
             5 years annualized            - 4.2%                  3.6%
    -------------------------------------------------------------------------
    Annualized since inception*              3.1%                 12.4%
    -------------------------------------------------------------------------
    *  from February 1, 1995
    ** The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Unlike the Portolios, this index is not managed and its returns do not reflect deductions for fees, expenses or taxes.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio --  June 30, 2002 (unaudited)
----------------------------------------------------------------------------------------
Fund                                            Shares     Market Value        % of Total
FBR Small-Cap Value Fund Class A                121,232    $  3,055,038             12.5%
----------------------------------------------------------------------------------------
Northeast Investors Trust                       351,161       2,672,338             11.0%
----------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV             155,339       2,496,304             10.2%
----------------------------------------------------------------------------------------
Needham Growth Fund*                            102,649       2,329,107              9.6%
----------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Fund-INS            265,150       2,325,366              9.5%
----------------------------------------------------------------------------------------
INVESCO Leisure Fund-INV                         69,343       2,252,341              9.2%
----------------------------------------------------------------------------------------
Wells S&P REIT Index fund Class A               221,784       2,104,730              8.6%
----------------------------------------------------------------------------------------
Rydex Sector Rotation Fund Class H*             201,962       1,916,615              7.9%
----------------------------------------------------------------------------------------
T. Rowe Price Small-Cap Value Fund               70,066       1,754,457              7.2%
----------------------------------------------------------------------------------------
Janus High-Yield Fund                           109,512         997,659              4.1%
----------------------------------------------------------------------------------------
Dreyfus Emerging Markets Fund                    77,160         938,271              3.9%
----------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                  147,098         859,055              3.5%
----------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                               682,379              2.8%
                                                           ------------     ------------
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $25,234,003)                         24,383,660            100.0%
----------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET                                 6,115              0.0%
                                                           ------------     ------------
----------------------------------------------------------------------------------------

NET ASSETS                                                 $ 24,389,775            100.0%
                                                           ============     ============

* Non-income producing security.          See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                    Markman
4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
Our Goal: To capture returns close to those of a typical portfolio--cautiously balanced among stocks, bonds, and money market funds--while keeping short-term volatility closer to that of an intermediate bond portfolio.

The Conservative Allocation was down about 9.9% for the first half year, which, considering the significant drop in technology stocks, and the poor performance of the high-yield sector, was not as bad as it could have been.

Like the Moderate Portfolio, the bond portion of the Conservative Portfolio consists mostly of high-yield bond funds, consistent with the evidence that economic recovery is well under way. We believe that corporate bond defaults have now peaked, that the pressure on high yields from ratings decreases in the investment grade area will subside, and these high yield bond funds will increase in value as fear of economic disaster abates.

Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion, this makes these types of investments even more attractive at this point in the cycle. The Portfolio contains three different high-yield bond funds, providing a variety of investment strategies and levels of risk.

The Conservative Portfolio contains three "equity" funds which act more like bond funds: Stratton Monthly Dividend REIT Fund, Undiscovered Managers REIT Fund and Merger Fund. The first two, as their name suggests, own Real Estate Investment Trusts, which provide relatively high dividends and potential for capital gain. We believe real estate will continue to be a sound investment for the balance of this year.

Merger Fund is unique. It buys stock of companies that are about to be taken over and sells stock of the companies that are making the acquisitions. This provides some isolation from the overall direction of the market and allows Merger Fund to pick up a modest gain with limited risk between the time the acquisition is announced and it is consummated. The fund does its own due diligence to attempt to avoid transactions that won't be completed.

As we did for the Moderate Portfolio, we have acquired the PIMCO Emerging Markets Bond Fund for the Conservative Portfolio. This fund, managed by one of the most respected bond management teams around, invests mostly in institutional quality bonds from emerging countries such as Mexico, Brazil, and Russia, which we believe will result in high dividend returns and capital appreciation as these economies improve relative to more established nations.

As we prepare for the economic conditions which we believe will prevail in the second half of 2002, the Portfolio is well-positioned to benefit, with 31% in high-yield bond funds or money market funds, another 43% in specialized funds that generate dividends, and the remainder allocated among our favorite equity funds.

----------------------------------------------------------------------------------------------------
    PORTFOLIO COMPARISON -- June 30, 2002
    ------------------------------------------------------------------------------------------------
                                     Markman Aggressive      Standard & Poors    Lehman Intermediate
                                    Allocation Portfolio**     500 Index(1)      Govt. Bond Index(2)
                                    ----------------------------------------------------------------
                   Year-to-date            - 9.9%                -13.3%                3.3%
    ------------------------------------------------------------------------------------------------
       12 months ending 6/30/01            -10.1%                -18.1%                8.1%
    ------------------------------------------------------------------------------------------------
             3 years annualized            - 8.6%                - 9.2%                7.5%
    ------------------------------------------------------------------------------------------------
             5 years annualized            - 0.7%                  3.6%                7.1%
    ------------------------------------------------------------------------------------------------
    Annualized since inception*              4.5%                 12.4%                7.3%
    ------------------------------------------------------------------------------------------------

    *  from February 1, 1995
    ** The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 The S&P 500 Index is a widely  recognized,  unmanaged  index of  common  stock prices.
2 The Lehman Intermediate Government Bond Index is generally considered to be representative of the performance of a portfolio of U.S. Government securities of intermediate maturities.

Unlike the Portolios, this indices are not managed and thier returns do not reflect deductions for fees, expenses or taxes.

-----------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio --  June 30, 2002 (unaudited)
-----------------------------------------------------------------------------------------
Fund                                           Shares      Market Value       % of Total
Stratton Monthly Dividend REIT Shares            58,650    $  1,738,992             12.7%
-----------------------------------------------------------------------------------------
Northeast Investors Trust                       220,930       1,681,280             12.2%
-----------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Fund-INS            170,133       1,492,067             10.9%
-----------------------------------------------------------------------------------------
The Merger Fund                                 104,661       1,444,323             10.5%
-----------------------------------------------------------------------------------------
FBR Small Cap Financial Fund Class A             55,431       1,396,857             10.1%
-----------------------------------------------------------------------------------------
Needham Growth Fund*                             54,308       1,232,254              9.0%
-----------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV              76,615       1,231,195              9.0%
-----------------------------------------------------------------------------------------
T. Rowe Price Small-Cap Value Fund               46,079       1,153,817              8.4%
-----------------------------------------------------------------------------------------
Janus High-Yield Fund                           109,512         997,659              7.3%
-----------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                  124,495         727,053              5.3%
-----------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                               620,771              4.5%
                                                           ------------     ------------
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $14,296,970)                         13,716,268             99.9%
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                13,321              0.1%
                                                           ------------     ------------
-----------------------------------------------------------------------------------------
NET ASSETS                                                 $ 13,729,589            100.0%
                                                           ============     ============
* Non-income producing security.        See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

=========================================================================================================

STATEMENTS OF ASSETS AND LIABILITIES o June 30, 2002 (Unaudited)

                                                                Markman          Markman          Markman
                                                           Conservative         Moderate       Aggressive
                                                             Allocation       Allocation       Allocation
ASSETS                                                        Portfolio        Portfolio        Portfolio
Investments in securities:
  At acquisition cost .................................    $ 14,296,970     $ 25,234,003     $ 50,809,644
                                                           ============     ============     ============
  At value ............................................    $ 13,716,268     $ 24,383,660     $ 48,534,299
Receivable for capital shares sold ....................           4,029              193              366
Dividends receivable ..................................          33,426           61,677            9,771
Other assets ..........................................             400            1,001            3,580
                                                           ------------     ------------     ------------
    TOTAL ASSETS ......................................      13,754,123       24,446,531       48,548,016
                                                           ------------     ------------     ------------
---------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for capital shares redeemed ...................          12,862           35,735        3,893,984
Other liabilities .....................................             718            1,472           86,728
Payable to affiliates .................................          10,954           19,549           34,114
                                                           ------------     ------------     ------------
    TOTAL LIABILITIES .................................          24,534           56,756        4,014,826
                                                           ------------     ------------     ------------
---------------------------------------------------------------------------------------------------------

NET ASSETS ............................................    $ 13,729,589     $ 24,389,775     $ 44,533,190
                                                           ============     ============     ============
Net assets consist of:
Paid-in capital .......................................    $ 18,993,860     $ 42,933,708     $ 81,658,829
Accumulated net investment income (loss) ..............         348,064          241,371         (235,037)
Accumulated net realized losses from
  security transactions ...............................      (5,031,633)     (17,934,961)     (34,615,257)
Net unrealized depreciation on investments ............        (580,702)        (850,343)      (2,275,345)
                                                           ------------     ------------     ------------
Net Assets ............................................    $ 13,729,589     $ 24,389,775     $ 44,533,190
                                                           ============     ============     ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)       1,622,724        3,380,361        5,814,020
                                                           ============     ============     ============
Net asset value, redemption price and offering price
  per share ...........................................    $       8.46     $       7.22     $       7.66
                                                           ============     ============     ============

See accompanying notes to financial statements.

=========================================================================================================

STATEMENTS OF OPERATIONS o For the Six Months Ended June 30, 2002 (Unaudited)

                                                                Markman          Markman          Markman
                                                           Conservative         Moderate       Aggressive
                                                             Allocation       Allocation       Allocation
                                                              Portfolio        Portfolio        Portfolio
INVESTMENT INCOME
  Dividend  income ....................................    $    326,129     $    383,471     $     16,790
                                                           ------------     ------------     ------------

EXPENSES
  Investment advisory fees ............................          65,558          135,150          244,877
  Independent trustees' fees ..........................           6,950            6,950            6,950
  Interest expense ....................................              --            1,725            1,268
                                                           ------------     ------------     ------------
    TOTAL EXPENSES ....................................          72,508          143,825          253,095
  Expenses reimbursed by the Adviser ..................              --           (1,725)          (1,268)
                                                           ------------     ------------     ------------
    NET EXPENSES ......................................          72,508          142,100          251,827
                                                           ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) ..........................         253,621          241,371         (235,037)
                                                           ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized losses from security transactions ......      (1,833,989)      (5,964,948)      (7,901,844)
  Net change in unrealized appreciation/
    depreciation on investments .......................          21,758          120,186       (8,869,603)
                                                           ------------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS .....      (1,812,231)      (5,844,762)     (16,771,447)
                                                           ------------     ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ............    $ (1,558,610)    $ (5,603,391)    $(17,006,484)
                                                           ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                    Markman
6

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                           Markman Conservative                      Markman Moderate
                                                           Allocation Portfolio                  Allocation Portfolio

                                            Six Months Ended         Year ended   Six Months Ended         Year ended
                                               June 30, 2002      Dec. 31, 2001      June 30, 2002      Dec. 31, 2001
                                                 (Unaudited)                           (Unaudited)
FROM OPERATIONS:
  Net investment income (loss) ...........    $      253,621     $      864,069     $      241,371      $   1,011,430
  Net realized gains (losses)
    from security transactions ...........        (1,833,989)        (3,005,115)        (5,964,948)       (11,852,918)
  Capital gain distributions from
    other investment companies ...........                --            105,514                 --                 --
  Net change in unrealized appreciation/
    depreciation on investments ..........            21,758         (1,086,273)           120,186         (4,046,545)
                                              --------------     --------------     --------------      -------------
Net decrease in net assets from operations        (1,558,610)        (3,121,805)        (5,603,391)       (14,888,033)
                                              --------------     --------------     --------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ...            (1,851)          (867,770)                --           (982,935)
                                              --------------     --------------     --------------      -------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ..............           937,158          1,994,011          1,240,862          9,363,740
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders .........................             1,851            852,846                 --            967,122
  Payments for shares redeemed ...........        (2,227,008)        (7,482,830)        (8,793,776)       (21,486,175)
                                              --------------     --------------     --------------      -------------
Net decrease in net assets
  from capital share transactions ........        (1,287,999)        (4,635,973)        (7,552,914)       (11,155,313)
                                              --------------     --------------     --------------      -------------

TOTAL DECREASE IN NET ASSETS .............        (2,848,460)        (8,625,548)       (13,156,305)       (27,026,281)

NET ASSETS:
  Beginning of period ....................        16,578,049         25,203,597         37,546,080         64,572,361
                                              --------------     --------------     --------------      -------------
  End of period ..........................    $   13,729,589     $   16,578,049     $   24,389,775      $  37,546,080
                                              ==============     ==============     ==============      =============

UNDISTRIBUTED NET INVESTMENT INCOME ......    $      348,064     $       96,294     $      241,371      $          --
                                              ==============     ==============     ==============      =============

                                                             Markman Aggressive
                                                           Allocation Portfolio

                                            Six Months Ended         Year ended
                                               June 30, 2002      Dec. 31, 2001
                                                 (Unaudited)
FROM OPERATIONS:
  Net investment income (loss) ...........    $     (235,037)    $     (684,030)
  Net realized gains (losses)
    from security transactions ...........        (7,901,844)       (24,868,827)
  Capital gain distributions from
    other investment companies ...........                --                 --
  Net change in unrealized appreciation/
    depreciation on investments ..........        (8,869,603)       (12,610,675)
                                              --------------     --------------
Net decrease in net assets from operations       (17,006,484)       (38,163,532)
                                              --------------     --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income ....                --                 --
                                              --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ..............        80,990,579         15,698,230
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders .........................                --                 --
 Payments for shares redeemed ............       (85,110,462)       (23,545,316)
                                              --------------     --------------
Net decrease in net assets
  from capital share transactions ........        (4,119,883)        (7,847,086)
                                              --------------     --------------

TOTAL DECREASE IN NET ASSETS .............       (21,126,367)       (46,010,618)

NET ASSETS:
  Beginning of period ....................        65,659,557        111,670,175
                                              --------------     --------------
  End of period ..........................    $   44,533,190     $   65,659,557
                                              ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME ......    $           --     $           --
                                              ==============     ==============

See accompanying notes to financial statements.

================================================================================

MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE  ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                    Six Months ended        Year ended     Year ended     Year ended     Year ended     Year ended
                                       June 30, 2002      December 31,   December 31,   December 31,   December 31,   December 31,
                                         (Unaudited)              2001           2000           1999           1998           1997

Net asset value at beginning of period    $     9.39        $    11.32     $    14.18     $    12.33     $    11.82     $    11.49
                                          ----------        ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income                         0.00              0.57           0.33           0.55           0.25           0.33
  Net realized and unrealized gains
    (losses) on investments                    (0.93)            (1.98)         (2.71)          2.53           1.03           1.31
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.93)            (1.41)         (2.38)          3.08           1.28           1.64
                                          ----------        ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income            --             (0.52)         (0.25)         (0.49)         (0.28)         (0.30)
  Distributions in excess of net
    Investment income                             --                --             --             --          (0.02)         (0.15)
  Distributions from net realized gains           --                --          (0.23)         (0.74)         (0.47)         (0.86)
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total distributions                               --             (0.52)         (0.48)         (1.23)         (0.77)         (1.31)
                                          ----------        ----------     ----------     ----------     ----------     ----------

Net asset value at end of period          $     8.46        $     9.39     $    11.32     $    14.18     $    12.33     $    11.82
                                          ==========        ==========     ==========     ==========     ==========     ==========
Total return                                  (9.90%)(A)       (12.47%)       (16.81%)        24.97%         10.83%         14.27%
                                          ==========        ==========     ==========     ==========     ==========     ==========
Net assets at end of period (000's)       $   13,730        $   16,578     $   25,207     $   34,599     $   30,467     $   36,680
                                          ==========        ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets        0.95%(B)          0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income to
  average net assets                           3.33%(B)          4.44%          2.23%          3.89%          1.70%          2.38%

Portfolio turnover rate                         132%(B)           147%            95%            78%           165%            48%

(A)  Not annualized.
(B)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                    Six Months ended        Year ended     Year ended     Year ended     Year ended     Year ended
                                       June 30, 2002      December 31,   December 31,   December 31,   December 31,   December 31,
                                         (Unaudited)              2001           2000           1999           1998           1997

Net asset value at beginning of period    $     8.69        $    11.67     $    16.69     $    13.35     $    11.90     $    11.49
                                          ----------        ----------     ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment income                         0.07              0.24           0.11           0.31           0.12           0.26
  Net realized and unrealized gains
    (losses) on investments                    (1.54)            (2.98)         (4.35)          4.43           2.06           1.96
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total from investment operations               (1.47)            (2.74)         (4.24)          4.74           2.18           2.22
                                          ----------        ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income            --             (0.24)         (0.10)         (0.29)         (0.12)         (0.26)
  Distributions in excess of net
    investment income                             --                --             --             --          (0.04)         (0.21)
  Distributions from net realized gains           --                --          (0.68)         (1.11)         (0.57)         (1.34)
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total distributions                               --             (0.24)         (0.78)         (1.40)         (0.73)         (1.81)
                                          ----------        ----------     ----------     ----------     ----------     ----------

Net asset value at end of period          $     7.22        $     8.69     $    11.67     $    16.69     $    13.35     $    11.90
                                          ==========        ==========     ==========     ==========     ==========     ==========
Total return                                 (16.92%)(A)       (23.54%)       (25.38%)        35.49%         18.32%         19.38%
                                          ==========        ==========     ==========     ==========     ==========     ==========
Net assets at end of period (000's)       $   24,390        $   37,546     $   64,572     $  100,799     $   83,799     $   86,388
                                          ==========        ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to average net
  assets                                       0.95%(B)          0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of gross expenses to average net
  assets                                       0.96%(B)          0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income to
  average net assets                           1.62%(B)          2.32%          0.64%          1.98%          0.84%          1.96%
Portfolio turnover rate                         174%(B)           162%           142%            68%           117%            82%

(A)  Not annualized.
(B)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                    Six Months ended        Year ended     Year ended     Year ended     Year ended     Year ended
                                       June 30, 2002      December 31,    December 31,  December 31,    December 31,   December 31,
                                         (Unaudited)              2001           2000           1999           1998           1997

Net asset value at beginning of period    $    10.60        $    16.13     $    22.20     $    16.01     $    12.74     $    12.26
                                          ----------        ----------     ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment income (loss)                 (0.04)            (0.11)         (0.19)         (0.13)         (0.09)          0.01
  Net realized and unrealized gains
    (losses) on investments                    (2.90)            (5.42)         (5.88)          8.12           3.42           2.32
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total from investment operations               (2.94)            (5.53)         (6.07)          7.99           3.33           2.33
                                          ----------        ----------     ----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income              --                --             --             --             --          (0.01)
  Distributions in excess of net
    investment income                             --                --             --             --             --          (0.19)
  Distributions from net realized gains           --                --             --          (1.80)         (0.06)         (1.65)
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total distributions                               --                --             --          (1.80)         (0.06)         (1.85)
                                          ----------        ----------     ----------     ----------     ----------     ----------

Net asset value at end of period          $     7.66        $    10.60     $    16.13     $    22.20     $    16.01     $    12.74
                                          ==========        ==========     ==========     ==========     ==========     ==========
Total return                                 (27.74%)(A)       (34.28%)       (27.34%)        49.88%         26.17%         18.96%
                                          ==========        ==========     ==========     ==========     ==========     ==========
Net assets at end of period (000's)       $   44,533        $   65,660     $  111,670     $  136,362     $   91,615     $   84,401
                                          ==========        ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to average net
  assets                                       0.95%(B)          0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income (loss)
  to average net assets                      (0.89%)(B)        (0.89%)        (0.92%)        (0.76%)        (0.62%)         0.05%
Portfolio turnover rate                        242%(B)           177%           106%           56%            101%           141%

(A)  Not annualized.
(B)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
8

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest, the deferral of certain losses under Federal income tax regulations and the use of equalization debits and credits for Federal income tax purposes. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the six months ended June 30, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $9,918,840 and $11,403,099, respectively, for the Markman Conservative Allocation Portfolio, $25,837,735 and $33,279,349, respectively, for the Markman Moderate Allocation Portfolio, and $61,265,298 and $73,804,850, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of each Fund's average daily net assets. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. IFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. No compensating balances are required. At June 30, 2002, no Funds in the Trust had outstanding borrowings under the line of credit. During the six months ended June 30, 2002, the following Funds in the Trust utilized the bank line of credit:

                                                       MARKMAN       MARKMAN
                                                       MODERATE      AGGRESSIVE
                                                       ALLOCATION    ALLOCATION
                                                       PORTFOLIO     PORTFOLIO

Average daily amount of debt outstanding ...........   $  189,268   $   95,875
Average daily capital shares outstanding ...........    3,749,838    5,830,831
Average amount of debt per share outstanding .......   $     0.05   $     0.02
Maximum amount outstanding .........................   $2,284,045   $3,280,613
Weighted average interest rate .....................         2.31%        2.28%

For the six months ended June 30, 2002, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio incurred and the Adviser reimbursed $1,725 and $1,268, respectively, of interest expense on such borrowings.

================================================================================

The following information is computed on a tax basis for each item as of June 30, 2002:

                                 MARKMAN          MARKMAN          MARKMAN
                                 CONSERVATIVE     MODERATE         AGGRESSIVE
                                 ALLOCATION       ALLOCATION       ALLOCATION
                                 PORTFOLIO        PORTFOLIO        PORTFO

Cost of portfolio investments    $ 14,309,584     $ 25,250,519     $ 50,819,895
                                 ============     ============     ============
Gross unrealized appreciation    $    337,816     $    645,028     $    649,272
Gross unrealized depreciation        (931,132)      (1,511,887)      (2,934,868)
                                 ------------     ------------     ------------
Net unrealized depreciation .    $   (593,316)    $   (866,859)    $ (2,285,596)
                                 ============     ============     ============
Capital loss carryforward ...    $ (3,157,832)    $(11,492,567)    $(25,416,214)
                                 ============     ============     ============
Undistributed ordinary income    $    348,064     $    241,371     $         --
                                 ============     ============     ============

================================================================================

All of the capital loss carryforwards expire in 2009 except for $1,831,752 expiring in 2008 for the Markman Aggressive Allocation Portfolio.

The tax character of distributions paid for the periods ended June 30, 2002 and December 31, 2001 was as follows:

                                 Markman Conservative       Markman Moderate      Markman Aggressive
                                 Allocation Portfolio    llocation Portfolio    Allocation Portfolio

                                    2002        2001        2002        2001        2002        2001

From ordinary income .......    $  1,851    $867,770    $     --    $982,935    $     --    $     --
From long-term capital gains          --          --          --          --          --          --
From capital ...............          --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
                                $  1,851    $867,770    $     --    $982,935    $     --    $     --
                                ========    ========    ========    ========    ========    ========

================================================================================

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended June 30, 2002 and December 31, 2001.

                                             Markman Conservative                Markman Moderate              Markman Aggressive
                                             Allocation Portfolio            Allocation Portfolio            Allocation Portfolio
                                             2002            2001            2002            2001            2002            2001
Shares sold .....................         106,414         202,071         150,215       1,011,743       9,420,264       1,443,362
Shares Issued in reinvestment of
  distributions to shareholders .             197          90,825              --         111,291              --              --
Shares redeemed .................        (249,941)       (752,955)     (1,089,888)     (2,333,938)     (9,802,122)     (2,172,694)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
  outstanding ...................        (143,330)       (460,059)       (939,673)     (1,210,904)       (381,858)       (729,332)
Shares outstanding, beginning of
    period ......................       1,766,054       2,226,113       4,320,034       5,530,938       6,195,878       6,925,210
                                     ------------    ------------    ------------    ------------    ------------    ------------
Shares outstanding, end of period       1,622,724       1,766,054       3,380,361       4,320,034       5,814,020       6,195,878
                                     ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------
                                    Markman
10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STAY INFORMED

--------------------------------------------------------------------------------
PORTFOLIO/STRATEGY UPDATE
800-975-5463
Bob Markman's weekly
market overview and MultiFund activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an appli-cation form, assistance in completing an application, or for general administrative questions.

--------------------------------------------------------------------------------
WEBSITE PROVIDES UPDATES ON-LINE
For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to the MultiFunds web site at: www.markman.com
--------------------------------------------------------------------------------

THESE FORMS ARE AVAILABLE:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o    Company Retirement Plan Prototype
     [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum DIRECT investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST).  Toll-free:
800-707-2771.

--------------------------------------------------------------------------------

MARKMAN
MULTIFUNDS
----------
For investors too smart
to do it themselves

INVESTMENT ADVISER
Markman Capital Management, Inc.
6600 France Avenue South
Minneapolis, Minnesota 55435
Telephone: 952-920-4848
Toll-free: 800-395-4848

SHAREHOLDER SERVICES
c/o Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 54201-5354
Toll-free: 800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                                    Markman

Page 12 is blank.

Inside back cover is intentionally left blank.

MARKMAN
MULTIFUNDS
----------
For investors too smart           FIRST CLASS
to do it themselves

6600 France Avenue South
Minneapolis, Minnesota 55435

Markman Total Return Portfolio
Pro Forma Combining
Portfolio of InvestmentsA
June 30, 2002
(Unaudited)

                                             % Of      Markman Aggressive       Markman Moderate           Markman Conservative
                                             Net     Allocation Portfolio    Allocation Portfolio         Allocation Portfolio
                                            Assets  Shares/Par  Market ValueShares/Par  Market Value     Shares/Par  Market Value
                                            ------  ----------------------- ------------------------    --------------------------

Mutual Funds                                86.77%
       FBR Small Cap Financial Fund Class A 13.98%      281,717 $7,099,273      121,232  $3,055,038           55,431   $1,396,857
       INVESCO Leisure Fund-INV             9.80%       172,356  5,851,485       69,343   2,252,341                -            -
       T. Rowe Price Small-Cap Value Fund   10.49%      229,972  5,758,490       70,066   1,754,457           46,079    1,153,817
       Needham Growth Fund*                 10.97%      242,540  5,503,235      102,649   2,329,107           54,308    1,232,254
       Rydex Sector Rotation Fund Class H*  6.90%       398,618  3,782,888      201,962   1,916,615                -            -
       T. Rowe Price New Asia Fund          4.30%       539,612  3,556,046            -           -                -            -
       Dreyfus Emerging Markets Fund        4.47%       226,350  2,752,412       77,160     938,271                -            -
       T. Rowe Price Emerging Europe &      0.73%        88,465    605,988            -           -                -            -
        Meditterranean Fund*
       Northeast Investors Trust            5.27%             -          -      351,161   2,672,338          220,930    1,681,280
       Undiscovered Managers REIT Fund-INV  4.51%             -          -      155,339   2,496,304           76,615    1,231,195
       PIMCO Emerging Markets Bond Fund-INS 4.62%             -          -      265,150   2,325,366          170,133    1,492,067
       Wells S&P REIT Index Fund Class A    2.55%             -          -      221,784   2,104,730                -            -
       Janus High-Yield Fund                2.41%             -          -      109,512     997,659          109,512      997,659
       Fidelity Capital & Income Fund       1.92%             -          -      147,098     859,055          124,495      727,053
       The Merger Fund                      1.75%             -          -            -           -          104,661    1,444,323
       Stratton Monthly Dividend REIT Shares2.10%             -          -            -           -           58,650    1,738,992

                                                                -----------             ------------                 -------------
Total Mutual Funds                                              34,909,817               23,701,281                    13,095,497
                                                                -----------             ------------                 -------------



                                                              Pro Forma
                                                              Combined
                                                       Shares/Par  Market Value
                                                      -------------------------


 Mutual Funds
        FBR Small Cap Financial Fund Class A       458,380  $11,551,168
        INVESCO Leisure Fund-INV                   241,699    8,103,826
        T. Rowe Price Small-Cap Value Fund         346,117    8,666,764
        Needham Growth Fund*                       399,497    9,064,596
        Rydex Sector Rotation Fund Class H*        600,580    5,699,503
        T. Rowe Price New Asia Fund                539,612    3,556,046
        Dreyfus Emerging Markets Fund              303,510    3,690,683
        T. Rowe Price Emerging Europe & Medit       88,465      605,988
        Northeast Investors Trust                  572,091    4,353,618
        Undiscovered Managers REIT Fund-INV        231,954    3,727,499
        PIMCO Emerging Markets Bond Fund-INS       435,283    3,817,433
        Wells S&P REIT Index Fund Class A          221,784    2,104,730
        Janus High-Yield Fund                      219,024    1,995,318
        Fidelity Capital & Income Fund             271,593    1,586,108
        The Merger Fund                            104,661    1,444,323
        Stratton Monthly Dividend REIT Shares       58,650    1,738,992

                                                            71,706,595
                                                         -------------


Money Market Funds
       Seven Seas Money Market Fund         18.06%   13,624,482 13,624,482          682,379     682,379    620,771      620,771
                                                                                            ------------           -------------
            Total Investments at Market     104.83%             48,534,299                   24,383,660              13,716,268
                                                                -----------                 ------------           -------------

            Total Investments at Cost                           50,809,644                   25,234,003              14,296,970
                                                                -----------                 ------------           -------------


Money Market Funds
       Seven Seas Money Market Fund           14,927,632   14,927,632
                                                         -------------
            Total Investments at Market                    86,634,227
                                                         -------------

            Total Investments at Cost                      90,340,617
                                                         -------------





 -------------------------------------
       * Non Income Producing
       A No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the reorganization, securities would need to be sold in order for the Markman Total Return Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

Markman Total Return Portfolio
Pro Forma Combining
Statement of Assets and Liabilities
As of June 30, 2002
(Unaudited)


                                                 Markman Aggressive      Markman Moderate   Markman Conservative   Pro Forma
                                                Allocation Portfolio   Allocation Portfolio Allocation Porfolio   Adjustments
                                               ---------------------------------------------------------------------------------
      Assets

      Investments, at market value               $ 48,534,299            $ 24,383,660         $ 13,716,268                  $ -
      Receivable for capital shares sold                  366                     193                4,029                    -
      Dividends receivable                              9,771                  61,677               33,426                    -
      Other assets                                      3,580                   1,001                  400                    -
                                               ---------------         ---------------      ---------------     ----------------
                                               ---------------         ---------------      ---------------     ----------------
                  Total Assets                     48,548,016              24,446,531           13,754,123                    -
                                               ---------------         ---------------      ---------------     ----------------

      Liabilities

      Payable for capital shares redeemed           3,893,984                  35,735               12,862                    -
      Other liabilities                                86,728                   1,472                  718                    -
      Payable to affiliates                            34,114                  19,549               10,954                    -
                                               ---------------         ---------------      ---------------     ----------------
                                               ---------------         ---------------      ---------------     ----------------
                  Total Liabilities                 4,014,826                  56,756               24,534                    -
                                               ---------------         ---------------      ---------------     ----------------
      Net Assets                                 $ 44,533,190            $ 24,389,775         $ 13,729,589                  $ -
                                               ===============         ===============      ===============     ================

      Analysis of Net Assets

      Paid-in capital                            $ 81,658,829            $ 42,933,708         $ 18,993,860                  $ -
      Accumulated net investment income (loss)       (235,037)                241,371              348,064                    -
      Accumulated net realized losses on
       investments                                 (34,615,257)            (17,934,961)          (5,031,633)                   -
      Net unrealized depreciation on investments   (2,275,345)               (850,343)            (580,702)                   -
                                               ---------------         ---------------      ---------------     ----------------
      Net Assets                                 $ 44,533,190            $ 24,389,775         $ 13,729,589                  $ -
                                               ===============         ===============      ===============     ================

      Outstanding Shares                            5,814,020               3,380,361            1,622,724           (2,551,850)
                                               ===============         ===============      ===============     ================

      Net asset value per share                         $7.66                   $7.22                $8.46                $0.00
                                               ===============         ===============      ===============     ================


Assets
                                                               Pro Forma
 Investments, at market value                                   Combined
 Receivable for capital shares sold                           -------------
 Dividends receivable
 Other assets
                                          -                   $ 86,634,227
                                          -                          4,588
             Total Assets                                          104,874
                                          -                          4,981
                                                              -------------
 Liabilities                                                  -------------
                                                                86,748,670
 Payable for capital shares redeemed                          -------------
 Other liabilities
 Payable to affiliates
                                          -
                                          -                    $ 3,942,581
             Total Liabilities                                      88,918
                                          -                         64,617
 Net Assets                                                   -------------
                                          =                   -------------
                                                                 4,096,116
 Analysis of Net Assets                                       -------------
                                                              $ 82,652,554
 Paid-in capital
 Accumulated net investment income (loss)
 Accumulated net realized losses on investments Net unrealized depreciation on investments
                                          -                   $ 143,586,397
 Net Assets                                                        354,398
                                          =                    (57,581,851)
                                                                (3,706,390)
 Outstanding Shares                                           -------------
                                          =                   $ 82,652,554
                                                              =============
 Net asset value per share
                                          =                      8,265,255
                                                              =============

                                                                    $10.00
                                                              =============

Markman Total Return Portfolio
Pro Forma Combining
Statement of Operations
For the Twelve Months Ended June 30, 2002
(Unaudited)

                                                      Markman Aggressive    Markman Moderate    Markman Conservative   Pro Forma
                                                      Allocation Portfolio Allocation Portfolio Allocation Portfolio  Adjustments
                                                      ----------------------------------------------------------------------------


Investment Income
            Dividend Income                                  $ 31,686         $ 1,072,364           $ 839,041                 $ -
                                                      ----------------    ----------------    ----------------    ----------------


Expenses
            Investment advisory fees                          542,519             300,480             141,302            (364,407)A
            Independent trustees' fees                         14,375              14,375              14,375             (24,125)B
            Interest expense                                    1,268               1,725                   -              (2,993)C
            Administration, transfer
             agency & fund accounting fees                          -                   -                   -             148,775 A
            Audit and legal fees                                    -                   -                   -              35,000 D
            Sub-transfer agency fees                                -                   -                   -              31,000 D
            Custodian fees                                          -                   -                   -               6,000 D
            Reorganizational expense                                -                   -                   -              99,183 E
            Registration fees                                       -                   -                   -              23,000 D
            Reports to shareholders                                 -                   -                   -              18,000 D
            Other expense                                           -                   -                   -              91,187 D
                                                      ----------------    ----------------    ----------------    ----------------
                                                              558,162             316,580             155,677              60,620
            Fees waived                                        (1,268)             (1,725)                  -               2,993 C
                                                      ----------------    --------------------------------------------------------
                     Total expenses,
                       net of fees waived                      556,894             314,855             155,677              63,613

                                                      ----------------    ----------------    ----------------    ----------------
                                                      ----------------    ----------------    ----------------    ----------------
Net Investment Income (Loss)                                 (525,208)            757,509             683,364             (63,613)
                                                      ----------------    ----------------    ----------------    ----------------


Realized and Unrealized Gains (Losses)
   on Investments
     Net realized losses on investments                     (29,145,281)        (13,289,584)         (3,222,517)                  -
     Net change in unrealized appreciation/
      depreciation on investments                              (816,957)          2,931,538             809,200                   -
                                                      ----------------    ---------------------------------------------------------
                                                      ----------------    ----------------    ----------------    ----------------
Net Realized and Unrealized Gains (Losses)
     on Investments                                         (29,962,238)        (10,358,046)         (2,413,317)                  -
                                                      ----------------    ----------------    ----------------    ----------------

                                                      ----------------    ----------------    ----------------    ----------------
                                                      ----------------    ----------------    ----------------    ----------------
Net Increase (Decrease) in Net Assets
 From Operations                                          $ (30,487,446)       $ (9,600,537)       $ (1,729,953)          $(63,613)
                                                      ================    ================    ================    ================



                                                              Pro Forma
                                                              Combined
                                                         ----------------



Investment Income                                            $ 1,943,091
            Dividend Income                              ----------------



Expenses                                                         619,894
            Investment advisory fees                              19,000
            Independent trustees' fees                                 -
            Interest expense
            Administration, transfer                             148,775
             agency & fund accounting fees                        35,000
            Audit and legal fees                                  31,000
            Sub-transfer agency fees                               6,000
            Custodian fees                                        99,183
            Reorganizational expense                              23,000
            Registration fees                                     18,000
            Reports to shareholders                               91,187
            Other expense                                ----------------
                                                               1,091,039
                                                                       -
            Fees waived                                  ----------------

                     Total expenses,                            1,091,039
                       net of fees waived
                                                         ----------------
                                                         ----------------
                                                                 852,052
Net Investment Income (Loss)                             ----------------



Realized and Unrealized Gains (Losses)
   on Investments                                              (45,657,382)
     Net realized losses on investments
     Net change in unrealized appreciation/                      2,923,781
      depreciation on investments                        ----------------
                                                         ----------------

Net Realized and Unrealized Gains (Losses)                     (42,733,601)
     on Investments                                      ----------------

                                                         ----------------
                                                         ----------------

Net Increase (Decrease) in Net Assets                        $ (41,881,549)
 From Operations                                         ================



A Based on contracts to be in effect for the Markman Total Return Portfolio.
B Based on trustee compensation for the Markman Total Return Portfolio.
C There is no anticipation of drawing on the Trust's line of credit by the
  Total Return Portfolio.
D Estimated costs of Markman Total Return Portfolio, post-reorganization.
  Such costs, pre-reorganization, were covered through the investment advisory fee. See footnote A.
E Non-recurring costs associated with reorganization.

Markman Total Return Portfolio
Pro Forma Combining
Capitalization and Ratios
June 30, 2002
(Unaudited)

                                                Markman Aggressive     Markman Moderate       Markman Conservative   Pro Forma
                                            Allocation Portfolio     Allocation Portfolio     Allocation Portfolio   Combined
                                           -----------------------   ---------------------------------------------------------------

Net Assets                                           $ 44,533,190         $ 24,389,775            $ 13,729,589         $ 82,652,554

Net Asset Value Per Share                                  $ 7.66               $ 7.22                  $ 8.46              $ 10.00


Shares Outstanding                                      5,814,020            3,380,361               1,622,724            8,265,255



Ratio of expenses to average net assetsA

             Before Fee Waivers                             0.96%                0.96%                   0.95%                1.32%

             After Fee Waivers                              0.95%                0.95%                   0.95%                1.32%



             A Annualized.



Markman Total Return Portfolio
Pro Forma Combining
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a % of net assets) For the Twelve Months Ended June 30, 2002
(Unaudited)



                                                  Markman Aggressive        Markman Moderate          Markman Conservative
                                                Allocation Portfolio     Allocation Portfolio     Allocation Portfolio
                                               -----------------------   ---------------------   ------------------------


Management fees                                                 0.95%                   0.95%                      0.95%

Non-Recurring Reorganizational Expenses                         0.00%                   0.00%                      0.00%

Other expenses                                                  0.00%                   0.00%                      0.00%
                                               -----------------------   ---------------------   ------------------------

Total Fund operating expenses                                   0.95%                   0.95%                      0.95%
                                               =======================   =====================   ========================

Expense limit                                                   0.95%                   0.95%                      0.95%
                                               =======================   =====================   ========================



                                                 Pro Forma Combined Fund
                                                 -----------------------------


Management fees                                                  0.75%

Non-Recurring Reorganizational Expenses                          0.12%

Other expenses                                                   0.45%
                                                 ----------------------

Total Fund operating expenses                                    1.32%
                                                 ======================

Expense limit                                                    1.50%
                                                 ======================

Markman Total Return Portfolio
Pro Forma Notes to Financial Statements
June 30, 2002
 (Unaudited)



1)       Description of the Fund:

         The Markman Total Return Portfolio, ("Total Return Portfolio") a series of Markman MultiFund Trust ("Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2)       Basis of Pro Forma Presentation:

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio ("Target Funds"), each a series of the Trust, by the Total Return Portfolio as if such acquisition had taken place as of July 1, 2001.

         Under the terms of the Plan of Reorganization, the combination of Target Funds and the Total Return Portfolio will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the assets of Target Funds in exchange for shares of the Total Return Portfolio at net asset value and the assumption by the Total Return Portfolio of the liabilities of the Target Funds. The statement of assets and liabilities and the related statement of operations of Target Funds and the Total Return Portfolio have been combined as of and for the twelve months ended June 30, 2002.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements of Target Funds included in their semi-annual report dated June 30, 2002.

         The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Funds by the Total Return Portfolio had taken place as of July 1, 2001.

3)       Significant Accounting Policies:

Security Valuation
         Equity securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees. Shares of mutual funds are valued at their respective net asset values per share under the Investment Company Act of 1940, as amended.

         Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Investment Income
         Dividend income is recorded on the ex-dividend date.

Security Transactions
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Federal Income Taxes
         No provision for federal income or excise taxes is required since Total Return Portfolio intends to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

4)       Transactions With Affiliates:

         Total Return Portfolio has an investment management agreement with Markman Capital Management, Inc. ("Adviser"). Pursuant to this agreement, the Adviser provides Total Return Portfolio with management, administrative services and is responsible for the actual investment activity, for which the Total Return Portfolio pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Total Return Portfolio's average daily net assets.

         The Adviser has agreed to waive its fees and reimburse operating expenses in any month to the extent Total Return Portfolio's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.50%, on an annual basis, during that month of the Total Return Portfolio's average daily net assets. The Adviser has contractually agreed to maintain these waivers and/or reimbursements through December 31, 2003.

5)       Capital Shares:
         The pro forma net asset value per share assumes the issuance of shares of the Total Return Portfolio that would have been issued at June 30, 2002 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the Target Funds as of June 30, 2002 divided by the pro forma net asset value per share of the Total Return Portfolio ($10 per share) as of June 30, 2002. The pro forma total number of shares outstanding is 8,265,255.

                             MARKMAN MULTIFUND TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Advisory Agreement with Markman Capital Management, Inc. ("the Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Markman MultiFund Trust's Registration Statement on Form N-1A filed on October 14, 1994, Registration No. 33-85182 ("Form N-1A Registration Statement")

2.   Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.   None other than as set forth in Exhibits 1 and 2.

6. Form of Investment Advisory Agreement between Markman Capital Management, Inc. and Markman MultiFund Trust relating to the Markman Total Return Portfolio. Filed herewith.

7.   Not applicable.

8.   Not applicable.

9.   Custody   Agreement  among  Markman   MultiFund   Trust,   Markman  Capital
     Management, Inc. and Fifth Third Bank. Incorporated by reference to the Form N-1A Registration Statement.

10.  Not applicable.

11.  Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment. 13. Not applicable.

     14(a). Consent of Arthur Andersen LLP with respect to Markman Conservative Allocation Portfolio, Markman Moderate Allocation
Portfolio and Markman Aggressive Allocation Portfolio.

The January 11, 2002, audit report of the Markman Conservative Allocation, Markman Moderate Allocation and Markman Aggressive Allocation Portfolios is incorporated by reference in the Statement of Additional Information of this Registration Statement on Form N-14 by reference therein to the Portfolios' Annual Report dated December 31, 2001. Such audit report has been prepared by Arthur Andersen LLP, independent auditors, as stated in such report. After reasonable efforts, we have not been able to obtain the written consent of Arthur Andersen LLP to incorporate such audit report by reference in the Statement of Additional Information of this Registration Statement on Form N-14 as referred to above. Accordingly, we have dispensed with the requirement to file a new or reissued consent of Arthur Andersen LLP to the incorporation of such report in reliance upon Rule 437 under the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report hereto as described above, participants in the Reorganizations may not be able to assert a claim against or obtain a recovery from Arthur Andersen LLP under Section 11 of the Securities Act of 1933 for any untrue statements of material fact contained in the audit report prepared by Arthur Andersen LLP and related financial statements, or any omissions to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     14(b). Consent of Ernst & Young LLP with respect to Markman Total Return Portfolio. Filed herewith.

15.      Not applicable.

16.      Powers of Attorney.  Filed herewith.

17.      Form of Proxy.  Filed herewith.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     NOTICE

         The names "Markman MultiFund Trust," "Markman Aggressive Allocation Portfolio," "Markman Moderate Allocation Portfolio," "Markman Conservative Allocation Portfolio," and "Markman Total Return Portfolio" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Edina and State of Minnesota on the 4th day of October, 2002.

                             MARKMAN MULTIFUND TRUST

                             By:      /s/ Robert J. Markman
                                      -----------------------------------
                                      Name: Robert J. Markman
                                      Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 4th day of October, 2002.

Signatures                          Title

/s/ Robert J. Markman     Chairman of the Board of Trustees
----------------------
Robert J. Markman         and President (Principal executive officer)

/s/ Richard W. London     Treasurer (Principal financial and accounting officer)
---------------------
Richard W. London

/s/ Susan Gale*
---------------------     Trustee
Susan Gale

-------------------       Trustee
Melinda S. Machones

/s/ Michael J. Monahan*
-----------------------   Trustee
Michael J. Monahan


* By: /s/Robert N. Hickey
      -------------------------
         Robert N. Hickey
         Attorney-in-fact

                                  EXHIBIT INDEX






         Exhibit
            No.

         6             Form of Investment Advisory Agreement.

         11            Opinion and consent of Sullivan & Worcester LLP.

         14(b) Consent of Ernst & Young LLP with respect to Markman Total Return Portfolio.

         16            Powers of Attorney.

         17            Form of Proxy.